UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-5576

Name of Fund:  Merrill Lynch Global Allocation Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Allocation Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/03

Date of reporting period: 11/01/02 - 10/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Global Allocation Fund, Inc.


Annual Report
October 31, 2003


(BULL LOGO)
Merrill Lynch Investment Managers

www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.


Merrill Lynch Global Allocation Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President

Dear Shareholder
As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, global equity market uncertainty turned to strength and an economic slowdown that finally started to reverse trend in important areas around the globe.

The U.S. economy benefited from stimulative monetary and fiscal policy, improving corporate profits and tightening credit spreads. Gross domestic product (GDP) growth rallied from a dismal 1.4% in the first quarter of the year to an extraordinary 8.2% in the third quarter. In Europe, the central bank initiated more active monetary policy in an effort to rouse economic growth. The economies of several Asian countries experienced strong growth in 2003. China, in particular, is expected to grow at an annualized rate of 8% for 2003
- 2004. Even Japan, the world's second-largest economy, finally appeared to be emerging from a long period of deflation.

Equity markets have made a strong showing this year, rebounding from one of the most dismal three-year periods in history. The S&P 500 Index posted year-to-date and 12-month returns of +21.21% and +20.80%, respectively, as of October 31, 2003. The MSCI World Index, which measures the performance of equity markets in 23 developed countries worldwide, returned +23.39% year-to-date and +23.71% over the past 12 months.

At Merrill Lynch Investment Managers, we believe the recent optimism suggests it is time for investors to consider "what can go right." The long market downturn may have taken a toll on your investment portfolio. We encourage you to review your portfolio and your asset allocation strategy to ensure you are positioned to take advantage of potential investment opportunities.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving your financial needs in the months and years ahead.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


We are pleased to present to you the management team of Merrill Lynch Global Allocation Fund, Inc.

Senior Portfolio Manager Dennis Stattman joined Merrill Lynch
Investment Managers in 1989 and heads the Merrill Lynch Global
Allocation Fund team. He received a bachelor's degree from the University of Virginia and an MBA from the University of Chicago. He is a CFAr charterholder.

In addition to Mr. Stattman, the investment team includes Analysts Karen Morely Wescott, James Wei, Dan Chamby, Catharine Brady Rauscher and Lisa O'Donnell. Ms. Westcott received an MBA from Boston College and is a CFA charterholder. Mr. Wei received a bachelor's degree from the California Institute of Technology and a master's degree and an MBA from the University of Chicago and is a CFA charterholder. Mr. Chamby holds a bachelor's degree from Duquesne University and an MBA from The Wharton School of the University of Pennsylvania and is a CFA charterholder. Ms. Rauscher earned a bachelor's degree from The Pennsylvania State University and an MBA from St. Joseph's University and is a CFA charterholder. Ms. O'Donnell received a bachelor's degree from the College of William and Mary and a Juris Doctorate from Rutgers University School of Law. The team has a combined 103 years of investment experience.

Dennis Stattman
Senior Portfolio Manager


Table of Contents

A Letter From the President                             2
A Discussion With Your Fund's Portfolio Manager         4
Portfolio Information                                   6
Performance Data                                        8
Schedule of Investments                                13
Financial Information                                  31
Financial Highlights                                   34
Notes to Financial Statements                          39
Independent Auditors' Report                           46
Officers and Directors                                 48



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

A Discussion With Your Fund's Portfolio Manager

The Fund significantly outperformed both its Reference Portfolio and its comparable Lipper category of Global Flexible Portfolio Funds, posting very strong absolute returns for the year.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2003, Merrill Lynch Global Allocation Fund Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +32.10%, +31.05%, +31.03% and +32.42%, respectively. The Fund outperformed its unmanaged benchmark, the Financial Times Stock Exchange (FTSE) World Index, which returned +24.91%, and its Reference Portfolio, which returned +18.21%, for the same period. Returns for each component of the Reference Portfolio for the 12 months ended October 31, 2003, were as follows: the unmanaged Standard & Poor's 500 (S&P 500) Index returned +20.80%; the unmanaged FTSE World Index (ex-U.S.) returned +30.27%; the Merrill Lynch Treasury Index GA05 returned +2.30%; and the Citigroup Non-USD World Government Bond Index returned +17.75%. The Fund also significantly outperformed its comparable Lipper category of Global Flexible Portfolio Funds, which posted an average return of +22.14% for the same 12-month period. Within the context of its historical performance, the Fund's absolute and relative returns for the fiscal year, although gratifying, are unusually large and should not be considered typical nor an indication of future results. (Fund results shown do not include sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 8--12 of this report to shareholders. A full description of the Reference Portfolio can be found on page 12 of this report to shareholders.)

The Fund's outperformance reflected both the increased volatility of our asset mix and the nearly simultaneous success of many of the Fund's investment strategies, including our positioning of the portfolio for a rebound in global equity markets. Positive performance at the beginning of the 12-month period is largely attributed to an asset allocation strategy that included an overweight position in equities, especially U.S. stocks, and a significant underweighting in fixed income, particularly high-quality, long-term U.S. government bonds. The U.S. equity market, driven by positive economic and earnings news, broadly outperformed international markets. During the latter half of the period, the Fund maintained a slightly overweight-to-neutral equity weighting compared to its Reference Portfolio, and benefited from the continued broad-based appreciation in the U.S. and global equity markets, notably in Asia. For the 12-month period as a whole, performance was further enhanced by effective stock selection.

Although underweight versus the Reference Portfolio in fixed income in general, the make-up of the Fund's fixed income portfolio also contributed favorably to performance for the year. The Fund had significant exposure to U.S. corporate and high-yield securities, in addition to European and Canadian sovereign debt, reflecting our belief that these securities would outperform U.S. Treasury issues. Our outlook was realized over the period as corporate bonds rallied, enjoying their strongest returns in more than a decade, and yield spreads narrowed from the record levels seen in October 2002. The contraction in spreads was prompted by economic revitalization, rapidly declining default rates and improving investor confidence in the corporate and high-yield sectors.

What changes were made to the portfolio during the period?

We continued to focus on attractively valued stocks, particularly in the United States and Asia. Our strategy included taking profits in those stocks that outperformed, notably in the information technology and financials sectors in the earlier part of the fiscal year, and in materials and industrials sectors later in the fiscal year.

As of October 31, 2003, the Fund's equity weighting was relatively neutral to that of its Reference Portfolio at 59.8% of net assets, down from its overweight position of 62.8% at the beginning of the fiscal year. The Fund's equity exposure peaked at nearly 65% of net assets in February and March 2003. We reduced our allocation to a relatively neutral position by gradually taking profits as global equity markets rebounded during the second half of the Fund's fiscal year. The neutral equity allocation at the close of the period reflected a reduction in our U.S. and European equity exposure, which was partially offset by a significant increase in our Asian equity exposure in the last six months of the period.

The Fund's U.S. equity weighting decreased during the fiscal year from an overweight of 38.6% of net assets to an underweight of 31.6%, while the Fund's non-U.S. equity exposure increased from a relatively neutral weighting of 24.2% of net assets to an overweight of 28.2%. Also during the period, the Fund's exposure to European equities decreased from 12.6% of net assets to 9.5%, and our Asian equity exposure increased from 10.7% of net assets to 16.7%. We increased the Fund's overweight position in Asian equities, notably in Japan, as global economies recovered and securities remained inexpensive relative to other markets, particularly to U.S. equities.

The Fund was significantly underweight in fixed income securities during the fiscal year with 21.1% of net assets invested in bonds worldwide as of October 31, 2003. This compared to the Reference Portfolio's fixed income allocation of 40%. Early in the year, we increased the Fund's position in euro-denominated bonds and U.S.- denominated corporate debt and added positions in Canadian sovereign debt. Later in the year, we reduced our overall fixed income weighting by taking profits in the corporate and high-yield securities as these markets appreciated. (Please note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.)

Approximately 6.6% of the Fund's net assets were invested in convertible securities as of October 31, 2003, compared to 5.6% at the beginning of the period. These securities are reported as a portion of the Fund's fixed income securities, although some of these securities may tend to perform similar to equities. Cash reserves during the year increased from 15.5% of net assets at the start of the period to 19.1% as of October 31, 2003. Cash is actively managed and is an integral part of the Fund's investment strategy. Essentially, cash can be considered zero-duration fixed income investments, and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.

How would you characterize the portfolio's position at the close of the period?

Compared to its Reference Portfolio, the Fund ended the period relatively neutral in equities, significantly underweight in fixed income securities and overweight in cash reserves. Within the equity segment, the Fund was underweight in U.S. and European stocks as of October 31, 2003 and overweight in Asian stocks.

In terms of sector allocations, the Fund remained overweight in the energy, materials and telecommunications and underweight in industrials, consumer discretionary, technology, health care, consumer staples, utilities and financials. The Fund ended the fiscal year with little exposure to long-term, high-grade fixed income securities. We find the yields on these instruments to be unattractive given the associated risk of future interest rate increases.

As for currency exposure, we ended the period underweight in the Japanese yen and overweight in the U.S. dollar, with slightly overweight positions in the Australian dollar, South Korean won, Indian rupee and Canadian dollar. The Fund's overweight in the U.S. dollar can be largely explained by its below-benchmark exposure to the Japanese yen.

At the close of the period, the portfolio's equity weighting was higher than during most of its history. For that reason, we expect that the Fund may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.

Dennis Stattman
Vice President and Senior Portfolio Manager
November 15, 2003



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Portfolio Information (unaudited)

Worldwide Investments As of 10/31/03

Breakdown of Stocks &
Fixed Income Securities          Percent of
by Country                       Net Assets++

United States                      62.0%*
Japan                               8.1
Germany                             6.5
United Kingdom                      5.7*
Canada                              3.3
Australia                           2.8*
France                              2.7
Netherlands                         2.2
India                               1.9
South Korea                         1.6
Switzerland                         1.1
Italy                               0.9
Thailand                            0.8
Europe                              0.7
Hong Kong                           0.6
Sweden                              0.5*
Mexico                              0.4
Brazil                              0.4
Singapore                           0.3
Cayman Islands                      0.3
Luxembourg                          0.2
Indonesia                           0.2
Denmark                             0.2
Israel                              0.2
New Zealand                         0.2
Ireland                             0.1
Taiwan                              0.1
Spain                               0.1
South Africa                        0.1
Finland                             0.0**
Russia                              0.0**

++Total may not equal 100%.

*Includes investments in short-term securities.

**Holdings are less than 0.1%.



Five Largest Industries*          Percent of
(Equity Investments)              Net Assets

Insurance                           7.0%
Oil & Gas                           4.9
Metals & Mining                     4.4
Pharmaceuticals                     3.3
Commercial Banks                    3.3

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


Ten Largest Holdings              Percent of
(Equity Investments)              Net Assets

Millea Holdings, Inc.               1.5%
Mitsui Sumitomo Insurance
Company, Limited                    1.4
Microsoft Corporation               1.1
Computer Associates
International, Inc.                 1.1
General Electric Company            1.0
Citigroup Inc.                      0.9
Pfizer Inc.                         0.9
NIPPONKOA Insurance Company,
Limited                             0.9
American International
Group, Inc.                         0.8
Tyson Foods, Inc. (Class A)         0.8


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Portfolio Information (unaudited)(concluded)

Overall Asset Exposure As of 10/31/03
                                                         Percent of Fund's Net Assets        Reference Portfolio+++
                                                        10/31/03              4/30/03             Percentages
U.S. Equities                                             31.6%                 38.2%                 36.0%
European Equities                                          9.5                  12.6                  14.2
Pacific Basin Equities                                    16.7                  10.4                   7.8
Other Equities                                             2.0                   1.8                   2.0
Total Equities                                            59.8*                 63.0*                 60.0

U.S. Dollar Denominated Fixed Income Securities           11.7                  14.3                  24.0
  U.S. Issuers                                             9.9                  12.4                  --
  Non-U.S. Issuers                                         1.8                   1.9                  --
Non-U.S. Dollar Denominated Fixed Income Securities        9.4                  10.2                  16.0
Total Fixed Income Securities                             21.1++                24.5++                40.0

Cash & Cash Equivalents**                                 19.1                  12.5                  --


*Includes value of Financial Futures Contracts.

**Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

++Includes Preferred Stock.

+++The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World
Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and
16% Citigroup World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 12 of this report to shareholders in the "Recent Performance Results" section.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Performance Data


About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or a deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Allocation Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in FTSE World Index++++ and the Reference Portfolio++++++. Values illustrated are as follows:


Merrill Lynch Global Allocation Fund
Class A Shares*

Date                              Value

10/21/1994**                    $10,000.00
October 1994                    $ 9,482.00
October 1995                    $10,851.00
October 1996                    $12,759.00
October 1997                    $14,770.00
October 1998                    $14,087.00
October 1999                    $17,751.00
October 2000                    $19,502.00
October 2001                    $19,749.00
October 2002                    $18,351.00
October 2003                    $24,242.00


Merrill Lynch Global Allocation Fund
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
October 1994                    $10,000.00
October 1995                    $11,358.00
October 1996                    $13,253.00
October 1997                    $15,220.00
October 1998                    $14,401.00
October 1999                    $18,009.00
October 2000                    $19,642.00
October 2001                    $19,723.00
October 2002                    $18,193.00
October 2003                    $23,838.00


FTSE World Index++++

Date                              Value

10/21/1994**                    $10,000.00
October 1994                    $10,000.00
October 1995                    $10,815.00
October 1996                    $12,565.00
October 1997                    $14,632.00
October 1998                    $16,673.00
October 1999                    $21,110.00
October 2000                    $21,670.00
October 2001                    $16,240.00
October 2002                    $14,010.00
October 2003                    $17,500.00


Reference Portfolio++++++

Date                              Value

October 1994                    $10,000.00
October 1995                    $11,465.00
October 1996                    $12,978.00
October 1997                    $14,797.00
October 1998                    $16,968.00
October 1999                    $19,358.00
October 2000                    $19,723.00
October 2001                    $17,495.00
October 2002                    $16,730.00
October 2003                    $19,777.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Global Allocation Fund, Inc. invests in a portfolio of U.S. and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.

++++This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States. The starting date for the Index in the Class A and Class C Shares' graph is from 10/31/94.

++++++The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 12 of this report to shareholders in the "Recent Performance Results" section. The starting date for the Reference Portfolio in the Class A and Class C Share's graph is from 10/31/94.

Past performance is not predictive of future results.



Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 10/31/03                   +32.10%        +25.17%
Five Years Ended 10/31/03                 +11.47         +10.27
Inception (10/21/94) through 10/31/03     +10.97         +10.31

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 10/31/03                   +31.03%        +30.03%
Five Years Ended 10/31/03                 +10.60         +10.60
Inception (10/21/94) through 10/31/03     +10.10         +10.10

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Allocation Fund, Inc.++ Class B and Class I Shares* compared to a similar investment in FTSE World Index++++ and the Reference Portfolio++++++. Values illustrated are as follows:


Merrill Lynch Global Allocation Fund
Class B Shares*

Date                              Value

October 1993                    $10,000.00
October 1994                    $10,113.00
October 1995                    $11,482.00
October 1996                    $13,400.00
October 1997                    $15,386.00
October 1998                    $14,560.00
October 1999                    $18,211.00
October 2000                    $19,859.00
October 2001                    $19,952.00
October 2002                    $18,406.00
October 2003                    $24,121.00


Merrill Lynch Global Allocation Fund
Class I Shares*

Date                              Value

October 1993                    $ 9,475.00
October 1994                    $ 9,678.00
October 1995                    $11,111.00
October 1996                    $13,090.00
October 1997                    $15,195.00
October 1998                    $14,522.00
October 1999                    $18,341.00
October 2000                    $20,212.00
October 2001                    $20,520.00
October 2002                    $19,118.00
October 2003                    $25,316.00


FTSE World Index++++

Date                              Value

October 1993                    $10,000.00
October 1994                    $10,860.00
October 1995                    $11,745.00
October 1996                    $13,646.00
October 1997                    $15,890.00
October 1998                    $18,108.00
October 1999                    $22,926.00
October 2000                    $23,534.00
October 2001                    $17,637.00
October 2002                    $15,215.00
October 2003                    $19,005.00


Reference Portfolio++++++

Date                              Value

October 1993                    $10,000.00
October 1994                    $10,449.00
October 1995                    $11,980.00
October 1996                    $13,561.00
October 1997                    $15,461.00
October 1998                    $17,730.00
October 1999                    $20,227.00
October 2000                    $20,608.00
October 2001                    $18,280.00
October 2002                    $17,480.00
October 2003                    $20,644.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++ML Global Allocation Fund, Inc. invests in a portfolio of U.S. and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.

++++This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.

++++++The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 12 of this report to shareholders in the "Recent Performance Results" section.

Past performance is not predictive of future results.



Average Annual Total Return


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 10/31/03                   +31.05%        +27.05%
Five Years Ended 10/31/03                 +10.62         +10.36
Ten Years Ended 10/31/03                  + 9.20         + 9.20

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 10/31/03                   +32.42%        +25.47%
Five Years Ended 10/31/03                 +11.76         +10.56
Ten Years Ended 10/31/03                  +10.33         + 9.73

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Allocation Fund, Inc.++ Class R Shares* compared to a similar investment in FTSE World Index++++ and the Reference
Portfolio++++++. Values illustrated are as follows:


Merrill Lynch Global Allocation Fund
Class R Shares*

Date                              Value

1/03/2003**                     $10,000.00
October 2003                    $12,457.00


FTSE World Index++++

Date                              Value

1/03/2003**                     $10,000.00
October 2003                    $12,814.00


Reference Portfolio++++++

Date                              Value

1/03/2003**                     $10,000.00
October 2003                    $11,838.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Global Allocation Fund, Inc. invests in a portfolio of U.S. and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.

++++This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States. The starting date for the Index in the Class R Shares' graph is from 1/31/03.

++++++The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 12 of this report to shareholders in the "Recent Performance Results" section. The starting date for the Reference Portfolio in the Class R Shares' graph is from 1/03/03.

Past performance is not predictive of future results.



Aggregate Total Return



                                                     % Return Without
                                                       Sales Charge
Class R Shares

Inception (1/03/03) through 10/31/03                     +24.57%



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003



Performance Data (concluded)


Recent Performance Results

                                                                                            Ten-Year/
                                                           6-Month        12-Month       Since Inception
As of October 31, 2003                                   Total Return   Total Return       Total Return
ML Global Allocation Fund, Inc.--Class A Shares*            +19.54%        +32.10%           +155.86%
ML Global Allocation Fund, Inc.--Class B Shares*            +19.07         +31.05            +141.21
ML Global Allocation Fund, Inc.--Class C Shares*            +19.05         +31.03            +138.38
ML Global Allocation Fund, Inc.--Class I Shares*            +19.61         +32.42            +167.18
ML Global Allocation Fund, Inc.--Class R Shares*            +19.65           --              + 24.57
FTSE World Index**                                          +20.33         +24.91      +90.05/+75.00/+28.14
Reference Portfolio***                                      +12.69         +18.21     +106.64/+97.77/+18.38
U.S. Stocks: Standard & Poor's 500 Index****                +15.62         +20.80     +169.68/+163.97/+17.36
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****   +26.44         +30.27      +45.64/+30.83/+33.01
U.S. Bonds: ML Treasury Index GA05++                        + 0.43         + 2.30      +80.55/+89.60/+2.69
Non-U.S. Bonds: Citigroup World Government
Bond Index (Ex-U.S.)++++                                    + 5.34         +17.75      +80.40/+65.20/+12.10

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are for ten years for Class
B & Class I Shares, from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.

**This unmanaged broad-based capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States. Ten-year/since inception total returns are for ten years, from 10/31/94 and from 1/31/03, respectively.

***The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the Standard & Poor's 500 Index; 24%. FTSE World
Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GAO5; and
16% Citigroup World Government Bond Index (Ex-U.S.). Ten-year/since inception total returns are for ten years, from 10/31/94 and from 1/31/03, respectively.

****This unmanaged broad-based Index is comprised of common stocks.
Ten-year/since inception total returns are for ten years, from 10/21/94 and from 1/03/03, respectively.

*****This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States. Ten-year/since inception total returns are for ten years, from 10/31/94 and from 1/03/03, respectively.

++This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond. Ten-year/since inception total returns are for ten years, from 10/31/94 and from 1/03/03, respectively.

++++This unmanaged market capitalization-weighted Index tracks ten government bond indexes, excluding the United States. Ten-year/since inception total returns are for ten years, from 10/31/94 and from 1/03/03, respectively.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Schedule of Investments
                                                                                                     Value         Percent of
Country       Industry++                 Shares Held    Common Stocks                          (in U.S. dollars)   Net Assets
Australia     Commercial Banks               450,700    Westpac Banking Corporation Limited       $    5,164,676       0.1%

              Food Products                4,279,500    Burns, Philp & Company Limited (c)             1,913,007       0.0

              Metals &                     5,683,854    BHP Billiton Limited                          47,266,507       0.7
              Mining                       2,138,791    Blue Scope Steel Limited                       8,225,279       0.1
                                           1,109,000    Rio Tinto Limited                             28,052,661       0.4
                                           6,065,800    WMC Resources Limited (c)                     22,036,420       0.3
                                                                                                  --------------     ------
                                                                                                     105,580,867       1.5

              Oil & Gas                      801,500    Woodside Petroleum Limited                     7,523,958       0.1

                                                        Total Common Stocks in Australia             120,182,508       1.7


Brazil        Metals &                        39,400    Companhia Vale do Rio Doce
              Mining                                    (ADR)++++ (USD)                                1,802,550       0.0
                                             179,100    Companhia Vale do Rio Doce (Sponsored
                                                        ADR)++++ (USD)                                 7,235,640       0.1
                                                                                                  --------------     ------
                                                                                                       9,038,190       0.1
              Oil & Gas                      563,800    Petroleo Brasileiro SA--Petrobras
                                                        (ADR)++++ (USD)                               13,249,300       0.2

                                                        Total Common Stocks in Brazil                 22,287,490       0.3


Canada        Communications               1,550,000    Nortel Networks Corporation (c)                6,897,500       0.1
              Equipment

              Metals & Mining              1,100,000    Inco Limited (USD) (c)                        36,520,000       0.5
                                           2,000,000    Placer Dome Inc.                              30,860,000       0.4
                                                                                                  --------------     ------
                                                                                                      67,380,000       0.9

              Multiline Retail             1,365,500    Hudson's Bay Company                          11,396,002       0.2

              Pharmaceuticals                250,000    Biovail Corporation (USD) (c)                  6,012,500       0.1

              Wireless                     1,760,000    Rogers Wireless Communications Inc.
              Telecommunication                         'B' (USD) (c)                                 34,056,000       0.5
              Services

                                                        Total Common Stocks in Canada                125,742,002       1.8


Denmark       Commercial                     273,385    ISS A/S                                       13,039,608       0.2
              Services
              & Supplies

                                                        Total Common Stocks in Denmark                13,039,608       0.2


Finland       Paper & Forest                 160,520    UPM-Kymmene Oyj                                3,004,333       0.0
              Products

                                                        Total Common Stocks in Finland                 3,004,333       0.0


France        Automobiles                    100,338    PSA Peugeot Citroen                            4,304,124       0.1

              Commercial Banks               373,151    BNP Paribas SA                                19,607,220       0.3
                                             334,217    Credit Agricole SA                             7,098,394       0.1
                                                                                                  --------------     ------
                                                                                                      26,705,614       0.4

              Communications                 244,500    Alcatel (ADR)++++ (USD) (c)                    3,222,510       0.0
              Equipment

              Construction                   120,114    Lafarge SA (Ordinary)                          8,601,364       0.1
              Materials

              Diversified                    407,176    France Telecom SA (c)                          9,854,983       0.1
              Telecommunication
              Services


Portfolio Abbreviations

To simplify the currency denominations of Merrill Lynch Global
Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

AUD           Australian Dollar
CAD           Canadian Dollar
DEM           German Deutschemark
EUR           Euro
GBP           Great Britain Pound
JPY           Japanese Yen
NZD           New Zealand Dollar
SEK           Swedish Kronor
USD           United States Dollar



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Schedule of Investments (continued)
                                                                                                     Value         Percent of
Country       Industry++                 Shares Held    Common Stocks                          (in U.S. dollars)   Net Assets
France        Electronic Equipment           149,683    Schneider SA                              $    8,761,227       0.1%
(concluded)   & Instruments

              Hotels, Restaurants            298,258    Accor SA                                      11,729,705       0.2
              & Leisure

              IT Services                    121,432    Cap Gemini SA (c)                              6,119,490       0.1

              Insurance                      362,781    Axa                                            6,874,247       0.1

              Media                          538,951    Vivendi Universal SA (c)                      11,321,407       0.2

              Metals & Mining                384,821    Arcelor                                        5,489,039       0.1

              Multi-Utilities                504,715    Suez SA                                        8,096,891       0.1
              & Unregulated Power

              Oil & Gas                      151,545    TotalFinaElf SA                               23,554,072       0.3

                                                        Total Common Stocks in France                134,634,673       1.9


Germany       Airlines                       343,836    Deutsche Lufthansa AG (Registered
                                                        Shares) (c)                                    5,392,079       0.1

              Automobiles                    120,486    Bayerische Motoren Werke (BMW) AG              4,825,239       0.1
                                             167,189    Volkswagen AG                                  8,433,160       0.1
                                                                                                  --------------     ------
                                                                                                      13,258,399       0.2
              Chemicals                      286,404    Bayer AG                                       6,881,966       0.1
                                             175,748    Linde AG                                       8,059,914       0.1
                                                                                                  --------------     ------
                                                                                                      14,941,880       0.2

              Diversified                    119,670    Deutsche Boerse AG                             6,652,545       0.1
              Financial
              Services

              Diversified                    208,175    Deutsche Telekom AG (Registered
              Telecommunication                         Shares) (c)                                    3,279,147       0.0
              Services

              Electric Utilities             180,101    E.On AG                                        9,103,296       0.1

              Household Products              48,852    Henkel KGaA                                    3,400,612       0.1

              Pharmaceuticals                144,403    Schering AG                                    6,743,278       0.1

              Textiles, Apparel               75,485    Adidas-Salomon AG                              6,993,780       0.1
              & Luxury Goods

                                                        Total Common Stocks in Germany                69,765,016       1.0


Hong Kong     Diversified                  1,133,659    HSBC Holdings PLC                             17,079,993       0.3
              Financial
              Services

              Industrial                   2,820,950    Hutchison Whampoa Limited                     21,886,274       0.3
              Conglomerates
                                                        Total Common Stocks in Hong Kong              38,966,267       0.6


India         Automobiles                    400,000    Bajaj Auto Limited                             8,078,111       0.1

              Chemicals                    5,000,000    Reliance Industries Ltd. (c)                  53,651,809       0.8

              Household Products           1,150,000    Hindustan Lever Ltd.                           4,430,494       0.0

              IT Services                    239,900    Infosys Technologies Limited                  25,098,717       0.4

              Pharmaceuticals                157,900    Dr. Reddy's Laboratories Limited               4,164,212       0.1
                                             361,600    Ranbaxy Laboratories Limited                   7,844,374       0.1
                                                                                                  --------------     ------
                                                                                                      12,008,586       0.2

              Thrifts & Mortgage           1,300,000    Housing Development Finance Corporation
              Finance                                   Ltd. (HDFC)                                   14,913,283       0.2

                                                        Total Common Stocks in India                 118,181,000       1.7


Indonesia     Commercial Banks             7,000,000    PT Bank Danamon Indonesia Tbk                  1,503,560       0.0

              Paper & Forest               2,700,000    Asia Pacific Resources International
              Products                                  Holdings Ltd. 'A' (c)                            675,000       0.0

              Tobacco                     26,299,500    PT Hanjaya Mandala Sampoerna Tbk              13,464,700       0.2

                                                        Total Common Stocks in Indonesia              15,643,260       0.2


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Schedule of Investments (continued)
                                                                                                     Value         Percent of
Country       Industry++                 Shares Held    Common Stocks                          (in U.S. dollars)   Net Assets
Ireland       Commercial Banks               724,961    Bank of Ireland                           $    9,009,182       0.1%

                                                        Total Common Stocks in Ireland                 9,009,182       0.1
Israel        Communications               2,600,000    ECI Telecom Limited (U.S. Registered
              Equipment                                 Shares)(USD) (c)                              12,870,000       0.2

                                                        Total Common Stocks in Israel                 12,870,000       0.2

Italy         Commercial                   6,087,087    Intesa BCI SpA                                20,563,551       0.3
              Banks                        2,654,953    Unicredito Italiano SpA                       13,080,091       0.2
                                                                                                  --------------     ------
                                                                                                      33,643,642       0.5

              Diversified                  4,663,929    Telecom Italia SpA (c)                        12,171,981       0.2
              Telecommunication
              Services

              Oil & Gas                    1,133,793    ENI SpA                                       17,999,078       0.2

                                                        Total Common Stocks in Italy                  63,814,701       0.9

Japan         Auto Components                220,000    TOYOTA INDUSTRIES CORPORATION                  4,062,401       0.1

              Automobiles                  1,948,000    Fuji Heavy Industries, Ltd.                    8,842,061       0.1
                                             175,000    Honda Motor Co., Ltd.                          6,908,628       0.1
                                           3,082,000    Suzuki Motor Corporation                      44,575,249       0.7
                                                                                                  --------------     ------
                                                                                                      60,325,938       0.9

              Beverages                        1,500    Coca-Cola Central Japan Co., Ltd.              8,732,433       0.1
                                             593,100    Coca-Cola West Japan Company Limited          10,978,837       0.1
                                             603,000    Hokkaido Coca-Cola Bottling Co., Ltd.          3,510,438       0.1
                                             691,000    Kinki Coca-Cola Bottling Co., Ltd.             4,531,869       0.1
                                           1,143,000    Mikuni Coca-Cola Bottling                      8,432,010       0.1
                                                                                                  --------------     ------
                                                                                                      36,185,587       0.5

              Chemicals                      368,400    Shin-Etsu Chemical Co., Ltd.                  13,705,881       0.2

              Computers &                     59,500    Seiko Epson Corporation                        2,143,266       0.0
              Peripherals

              Construction &               1,390,000    JGC Corporation                               11,948,424       0.2
              Engineering                  1,852,000    Kinden Corporation                             8,069,386       0.1
                                                                                                  --------------     ------
                                                                                                      20,017,810       0.3

              Diversified                        740    Nippon Telegraph & Telephone
              Telecommunication                         Corporation (NTT)                              3,305,044       0.0
              Services

              Electronic                   1,299,000    Hitachi Ltd.                                   7,633,183       0.1
              Equipment                      103,000    Murata Manufacturing Co., Ltd.                 5,855,733       0.1
                                                                                                  --------------     ------
                                                                                                      13,488,916       0.2

              Household Durables              84,600    Nintendo Company Ltd.                          6,533,442       0.1

              Household Products             419,700    Rohto Pharmaceutical Co., Ltd.                 3,477,934       0.1

              Insurance                    8,998,600    Aioi Insurance Company, Limited               33,560,067       0.4
                                           1,094,000    The Dowa Fire & Marine Insurance
                                                        Co., Ltd.                                      5,075,181       0.1
                                               8,817    Millea Holdings, Inc.                        105,064,538       1.5
                                          11,836,350    Mitsui Sumitomo Insurance Company,
                                                        Limited                                       97,546,124       1.4
                                          12,926,000    NIPPONKOA Insurance Company, Limited          62,316,642       0.9
                                                                                                  --------------     ------
                                                                                                     303,562,552       4.3

              Multiline Retail               569,000    Ito-Yokado Co., Ltd.                          20,910,174       0.3

              Office Electronics             707,000    Canon, Inc.                                   34,213,308       0.5

              Pharmaceuticals                600,000    Takeda Chemical Industries, Ltd.              21,230,727       0.3

                                                        Total Common Stocks in Japan                 543,162,980       7.8


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Schedule of Investments (continued)
                                                                                                     Value         Percent of
Country       Industry++                 Shares Held    Common Stocks                          (in U.S. dollars)   Net Assets
Mexico        Beverages                      100,000    Fomento Economico Mexicano, SA de CV
                                                        (ADR)++++ (USD)                           $    3,572,000       0.0%

              Food Products                  700,000    Grupo Industrial Maseca SA de CV
                                                        (ADR)++++ (USD)                                4,130,000       0.1

              Media                          350,000    Grupo Televisa SA (ADR)++++ (USD)             13,562,500       0.2

                                                        Total Common Stocks in Mexico                 21,264,500       0.3


Netherlands   Chemicals                      149,183    Akzo Nobel NV                                  4,717,167       0.1

              Commercial Banks               244,924    ABN AMRO Holding NV                            5,139,271       0.1

              Commercial Services            692,329    Buhrmann NV (c)                                6,197,210       0.1
              & Supplies                     487,795    Vedior NV 'A'                                  7,031,565       0.1
                                                                                                  --------------     ------
                                                                                                      13,228,775       0.2

              Diversified                    770,837    ING Groep NV                                  16,004,311       0.2
              Financial
              Services

              Food & Staples                 474,871    Koninklijke Ahold NV (c)                       4,018,834       0.1
              Retailing

              Food Products                  196,811    Koninklijke Numico NV (c)                      4,440,868       0.1

              Household                      592,273    Koninklijke (Royal) Philips
              Durables                                  Electronics NV                                15,966,719       0.2

              Insurance                      504,509    Aegon NV                                       6,615,627       0.1

              Media                          602,921    Wolters Kluwer NV 'A'                          8,473,829       0.1

              Oil & Gas                      438,466    Royal Dutch Petroleum Company                 19,455,889       0.3
                                             400,000    Royal Dutch Petroleum Company (NY
                                                        Registered Shares) (USD)                      17,752,000       0.2
                                                                                                  --------------     ------
                                                                                                      37,207,889       0.5

                                                        Total Common Stocks in the Netherlands       115,813,290       1.7


Singapore     Beverages                      500,000    Fraser & Neave Limited                         3,532,554       0.1

              Healthcare Providers         1,000,000    Parkway Holdings Limited                         571,527       0.0
              & Services

              Industrial                   2,999,500    Keppel Corporation Ltd.                       10,251,314       0.1
              Conglomerates

              Real Estate                  3,000,000    Keppel Land Limited                            2,929,435       0.0

              Transportation               7,000,000    SembCorp Logistics Limited                     6,754,933       0.1
              Infrastructure

                                                        Total Common Stocks in Singapore              24,039,763       0.3


South         Paper & Forest                 300,000    Sappi Limited (ADR)++++ (USD)                  3,840,000       0.1
Africa        Products

                                                        Total Common Stocks in South Africa            3,840,000       0.1


South         Diversified                  1,767,100    KT Corporation (ADR)++++ (USD)                34,829,541       0.5
Korea         Telecommunication
              Services

              Metals & Mining                251,330    POSCO                                         29,305,906       0.4
                                           1,050,000    POSCO (ADR)++++ (USD)                         30,429,000       0.5
                                                                                                  --------------     ------
                                                                                                      59,734,906       0.9

              Wireless                        18,840    SK Telecom Co., Ltd.                           3,327,047       0.0
              Telecommunication              361,650    SK Telecom Co., Ltd. (ADR)++++ (USD)           7,088,340       0.1
                                                                                                  --------------     ------
                                                                                                      10,415,387       0.1

                                                        Total Common Stocks in South Korea           104,979,834       1.5


Spain         Diversified                    179,614    Telefonica SA (ADR)++++ (USD)                  6,717,564       0.1
              Telecommunication
              Services

                                                        Total Common Stocks in Spain                   6,717,564       0.1


Sweden        Commercial Banks             1,218,278    Nordbanken Holding AB                          7,558,747       0.1

              Commercial Services            447,564    Securitas AB 'B'                               5,507,880       0.1
              & Supplies

              Insurance                      955,313    Skandia Forsakrings AB                         3,502,433       0.0

                                                        Total Common Stocks in Sweden                 16,569,060       0.2


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Schedule of Investments (continued)
                                                                                                     Value         Percent of
Country       Industry++                 Shares Held    Common Stocks                          (in U.S. dollars)   Net Assets
Switzerland   Commercial Banks               591,710    Credit Suisse Group                       $   20,848,433       0.3%

              Construction Materials         260,135    Holcim Ltd. (Registered Shares)               10,948,131       0.2

              Electronic Equipment           661,484    ABB Ltd. (c)                                   3,888,606       0.1
              & Instruments

              Food Products                   88,216    Nestle SA (Registered Shares)                 19,422,252       0.3

              Insurance                       22,336    Swiss Life Holding (c)                         3,788,598       0.0

              Pharmaceuticals                468,600    Novartis AG (Registered Shares)               17,861,789       0.2

                                                        Total Common Stocks in Switzerland            76,757,809       1.1


Taiwan        Diversified                    500,000    Chunghwa Telecom Co., Ltd. (ADR)++++
              Telecommunication                         (USD)                                          7,740,000       0.1
              Services

                                                        Total Common Stocks in Taiwan                  7,740,000       0.1

Thailand      Commercial Banks               508,500    Bangkok Bank Public Company Limited
                                                        'Foreign' (c)                                  1,191,747       0.0
                                          15,000,000    Siam Commercial Bank Public Company
                                                        Limited (Registered Shares) (c)               15,509,462       0.3
                                                                                                  --------------     ------
                                                                                                      16,701,209       0.3

              Construction                 2,000,000    Siam Cement Public Company Limited
              Materials                                 'Foreign'                                     11,329,741       0.2
                                             941,700    Siam City Cement Public Company
                                                        Limited 'Foreign'                              4,956,937       0.1
                                                                                                  --------------     ------
                                                                                                      16,286,678       0.3

              Food Products                2,500,000    Thai Union Frozen Products Public Company
                                                        Limited 'Foreign'                              1,989,598       0.0

              Household Durables           9,000,000    Land and Houses Public Company Limited         3,045,494       0.0

              Oil & Gas                    1,202,900    PTT Exploration and Production Public
                                                        Company Limited 'Foreign'                      5,668,510       0.1
                                           4,000,000    PTT Public Company Limited                     9,525,003       0.1
                                                                                                  --------------     ------
                                                                                                      15,193,513       0.2

              Transportation               3,891,900    Bangkok Expressway Public Company
              Infrastructure                            Limited 'Foreign'                              2,146,179       0.0

                                                        Total Common Stocks in Thailand               55,362,671       0.8


United        Aerospace & Defense          2,756,232    BAE Systems PLC                                8,559,247       0.1
Kingdom
              Commercial Banks             1,951,833    Barclays PLC                                  16,461,438       0.2
                                             610,039    Royal Bank of Scotland Group PLC              16,345,885       0.2
                                                                                                  --------------     ------
                                                                                                      32,807,323       0.4

              Commercial Services          2,112,449    Hays PLC                                       4,373,355       0.1
              & Supplies

              Food & Staples                 574,607    Boots Group PLC                                6,947,435       0.1
              Retailing                      867,843    J Sainsbury PLC                                4,171,380       0.0
                                                                                                  --------------     ------
                                                                                                      11,118,815       0.1

              Food Products                1,785,222    Unilever PLC                                  15,222,887       0.2

              Hotels, Restaurants            880,484    Compass Group PLC                              5,076,328       0.1
              & Leisure                      459,849    InterContinental Hotels Group PLC              4,172,869       0.1
                                                                                                  --------------     ------
                                                                                                       9,249,197       0.2

              Industrial                     543,832    Smiths Industries PLC                          6,473,828       0.1
              Conglomerates

              Insurance                      763,975    AVIVA PLC                                      6,268,222       0.1
                                             889,365    Prudential Corporation PLC                     6,900,848       0.1
                                                                                                  --------------     ------
                                                                                                      13,169,070       0.2


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Schedule of Investments (continued)
                                                                                                     Value         Percent of
Country       Industry++                 Shares Held    Common Stocks                          (in U.S. dollars)   Net Assets
United        Oil & Gas                    1,649,315    BP Amoco PLC                              $   11,447,104       0.2%
Kingdom
(concluded)   Pharmaceuticals                627,263    GlaxoSmithKline PLC                           13,433,146       0.2

              Specialty Retail             1,262,052    Kesa Electricals PLC                           5,225,596       0.1

              Transportation                 887,554    BAA PLC                                        7,018,583       0.1
              Infrastructure

              Wireless                     3,887,317    Vodafone Group PLC                             8,163,265       0.1
              Telecommunication
              Services

                                                        Total Common Stocks in the
                                                        United Kingdom                               146,261,416       2.1


United        Aerospace & Defense             47,000    General Dynamics Corporation                   3,933,900       0.1
States
              Air Freight &                  100,000    ABX Air, Inc. (c)                                349,000       0.0
              Logistics

              Auto Components                600,000    The Goodyear Tire & Rubber Company             4,116,000       0.1

              Beverages                      400,000    PepsiAmericas, Inc.                            5,992,000       0.1

              Chemicals                      300,000    E.I. du Pont de Nemours and Company           12,120,000       0.2
                                             200,000    Hercules Incorporated (c)                      2,090,000       0.0
                                                                                                  --------------     ------
                                                                                                      14,210,000       0.2

              Commercial Banks               100,000    Bank of America Corporation                    7,573,000       0.1
                                             450,000    The Bank of New York Company, Inc.            14,035,500       0.2
                                             118,922    Beneficial Interest in the Liquidating
                                                        Trust of Geotek Communications, Inc.
                                                        (Units) (l)                                       59,461       0.0
                                             250,000    Charter One Financial, Inc.                    7,990,000       0.1
                                             250,000    FleetBoston Financial Corporation             10,097,500       0.1
                                             125,000    Mellon Financial Corporation                   3,733,750       0.1
                                             416,500    Santander BanCorp                             10,387,510       0.2
                                                                                                  --------------     ------
                                                                                                      53,876,721       0.8

              Commercial                     729,000    Cendant Corporation (c)                       14,893,470       0.2
              Services                       836,400    Information Resources, Inc. (c)                4,031,448       0.1
              & Supplies                     100,000    R.R. Donnelley & Sons Company                  2,600,000       0.0
                                             150,000    Waste Management, Inc.                         3,888,000       0.1
                                                                                                  --------------     ------
                                                                                                      25,412,918       0.4

              Communications               1,300,000    3Com Corporation (c)                           9,360,000       0.1
              Equipment                    1,875,000    ADC Telecommunications, Inc. (c)               4,781,250       0.1
                                             400,000    Cisco Systems, Inc. (c)                        8,392,000       0.1
                                           1,621,200    Lucent Technologies Inc. (c)                   5,187,840       0.1
                                             230,000    Motorola, Inc.                                 3,111,900       0.0
                                             305,055    NTL Incorporated (c)                          18,831,045       0.3
                                             100,000    QUALCOMM Inc.                                  4,750,000       0.1
                                             500,000    Tellabs, Inc. (c)                              3,765,000       0.0
                                                                                                  --------------     ------
                                                                                                      58,179,035       0.8

              Computers &                    200,000    Apple Computer, Inc. (c)                       4,578,000       0.1
              Peripherals                    300,000    EMC Corporation (c)                            4,152,000       0.0
                                             864,332    Hewlett-Packard Company                       19,283,247       0.3
                                              50,000    International Business Machines
                                                        Corporation                                    4,474,000       0.1
                                              50,000    NCR Corporation (c)                            1,797,000       0.0
                                           1,950,000    Sun Microsystems, Inc. (c)                     7,722,000       0.1
                                                                                                  --------------     ------
                                                                                                      42,006,247       0.6


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Schedule of Investments (continued)
                                                                                                     Value         Percent of
Country       Industry++                 Shares Held    Common Stocks                          (in U.S. dollars)   Net Assets
United        Construction &                 200,000    Chicago Bridge & Iron Company NV
States        Engineering                               (NY Registered Shares)                    $    5,450,000       0.1%
(continued)                                4,000,000    Foster Wheeler Ltd. (b)(c)                     4,640,000       0.1
                                           1,000,000    McDermott International, Inc. (c)              7,400,000       0.1
                                           5,000,000    Quanta Services, Inc. (c)                     40,900,000       0.6
                                             164,000    The Shaw Group Inc. (c)                        2,238,600       0.0
                                                                                                  --------------     ------
                                                                                                      60,628,600       0.9

              Containers &                   600,000    Crown Holdings, Inc. (c)                       4,740,000       0.0
              Packaging                      346,900    Smurfit-Stone Container
                                                        Corporation (c)                                5,376,950       0.1
                                                                                                  --------------     ------
                                                                                                      10,116,950       0.1

              Diversified                  1,150,000    CIT Group Inc.                                38,663,000       0.6
              Financial                    1,350,000    Citigroup Inc. (g)                            63,990,000       0.9
              Services                       400,000    J.P. Morgan Chase & Co.                       14,360,000       0.2
                                           1,000,000    Knight Trading Group, Inc. (c)                13,840,000       0.2
                                             275,000    Morgan Stanley                                15,089,250       0.2
                                                                                                  --------------     ------
                                                                                                     145,942,250       2.1

              Diversified                    449,900    ALLTEL Corporation                            21,266,773       0.3
              Telecommunication              250,000    AT&T Corp.                                     4,647,500       0.1
              Services                       800,000    BellSouth Corporation                         21,048,000       0.3
                                             800,000    Cincinnati Bell Inc. (c)                       4,088,000       0.1
                                             950,000    General Communication, Inc. (Class A) (c)      9,367,000       0.1
                                          35,000,000    LTC--Williams Communications (c)                     350       0.0
                                               5,700    McLeod USA Incorporated (Class A) (c)                  0       0.0
                                           1,200,000    SBC Communications Inc.                       28,776,000       0.4
                                             800,000    Sprint Corporation                            12,800,000       0.2
                                             900,000    Verizon Communications                        30,240,000       0.4
                                             382,831    WilTel Communications, Inc. (c)                6,787,594       0.1
                                                                                                  --------------     ------
                                                                                                     139,021,217       2.0

              Electric Utilities             208,000    DTE Energy Company                             7,671,040       0.1
                                             450,000    PPL Corporation                               17,964,000       0.3
                                                                                                  --------------     ------
                                                                                                      25,635,040       0.4

              Electronic Equipment           300,000    Waters Corporation (c)                         9,429,000       0.1
              & Instruments

              Energy Equipment               500,000    ENSCO International Incorporated              13,175,000       0.2
              & Service                      600,000    GlobalSantaFe Corporation                     13,506,000       0.2
                                             300,000    Halliburton Company                            7,164,000       0.1
                                             300,000    Input/Output, Inc. (c)                         1,233,000       0.0
                                             300,000    Key Energy Services, Inc. (c)                  2,619,000       0.0
                                             100,000    Noble Corporation (c)                          3,433,000       0.0
                                             600,000    Rowan Companies, Inc. (c)                     14,370,000       0.2
                                             475,000    Schlumberger Limited                          22,310,750       0.3
                                             175,000    Transocean Inc. (c)                            3,358,250       0.1
                                                                                                  --------------     ------
                                                                                                      81,169,000       1.1

              Food & Staples                 250,000    CVS Corporation                                8,795,000       0.2
              Retailing                      250,000    Wal-Mart Stores, Inc.                         14,737,500       0.2
                                             250,000    Walgreen Co.                                   8,705,000       0.1
                                                                                                  --------------     ------
                                                                                                      32,237,500       0.5


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Schedule of Investments (continued)
                                                                                                     Value         Percent of
Country       Industry++                 Shares Held    Common Stocks                          (in U.S. dollars)   Net Assets
United        Food Products                  150,000    Archer-Daniels-Midland Company            $    2,152,500       0.0%
States                                       105,000    Kraft Foods Inc. (Class A)                     3,055,500       0.1
(continued)                                4,000,000    Tyson Foods, Inc. (Class A)                   57,080,000       0.8
                                                                                                  --------------     ------
                                                                                                      62,288,000       0.9

              Health Care                    150,000    Aetna Inc. (New Shares)                        8,611,500       0.1
              Providers                      125,000    AmerisourceBergen Corporation                  7,096,250       0.1
              & Services                     450,000    Andrx Group (c)                                8,955,000       0.1
                                           3,000,000    Beverly Enterprises, Inc. (c)                 18,210,000       0.3
                                             100,000    CIGNA Corporation                              5,705,000       0.1
                                             105,000    Cardinal Health, Inc.                          6,230,700       0.1
                                              60,000    HCA Inc.                                       2,295,000       0.1
                                              56,000    Health Management Associates, Inc. (Class A)   1,240,400       0.0
                                             400,000    LifePoint Hospitals, Inc. (c)                 10,284,000       0.1
                                             200,000    Manor Care, Inc.                               6,656,000       0.1
                                              72,360    Medco Health Solutions, Inc. (c)               2,402,352       0.0
                                           3,000,000    Stewart Enterprises, Inc. (Class A) (c)       12,240,000       0.2
                                             500,000    Triad Hospitals, Inc. (c)                     15,365,000       0.2
                                             250,000    WellChoice Inc. (c)                            8,125,000       0.1
                                                                                                  --------------     ------
                                                                                                     113,416,202       1.6

              Hotels, Restaurants          8,380,000    La Quinta Corporation (b)(c)                  51,704,600       0.7
              & Leisure                      100,000    Wendy's International, Inc.                    3,705,000       0.1
                                                                                                  --------------     ------
                                                                                                      55,409,600       0.8

              Household Durables           2,024,000    Metromedia International Group, Inc. (c)         344,080       0.0

              Household Products             250,000    Kimberly-Clark Corporation                    13,202,500       0.2

              IT Services                     50,000    Computer Sciences Corporation (c)              1,981,000       0.0
                                             358,100    Sykes Enterprises, Incorporated (c)            3,337,492       0.0
                                             365,500    Unisys Corporation (c)                         5,614,080       0.1
                                                                                                  --------------     ------
                                                                                                      10,932,572       0.1

              Industrial                   2,400,000    General Electric Company                      69,624,000       1.0
              Conglomerates                   40,000    Textron, Inc.                                  1,987,600       0.0
                                           1,100,000    Tyco International Ltd.                       22,968,000       0.3
                                                                                                  --------------     ------
                                                                                                      94,579,600       1.3

              Insurance                      800,000    ACE Limited (g)                               28,800,000       0.4
                                             400,000    The Allstate Corporation                      15,800,000       0.2
                                             950,000    American International Group, Inc.            57,788,500       0.8
                                             200,000    The Hartford Financial Services Group, Inc.   10,980,000       0.2
                                             150,000    Horace Mann Educators Corporation              1,987,500       0.0
                                             325,000    MetLife, Inc.                                 10,205,000       0.2
                                             330,300    Prudential Financial, Inc.                    12,762,792       0.2
                                             432,086    Travelers Property Casualty Corp. (Class A)    7,043,002       0.1
                                             168,653    Travelers Property Casualty Corp. (Class B)    2,760,850       0.0
                                             200,000    XL Capital Ltd. (Class A)                     13,900,000       0.2
                                                                                                  --------------     ------
                                                                                                     162,027,644       2.3

              Leisure Equipment              150,000    Eastman Kodak Company                          3,664,500       0.1
              & Products

              Machinery                       50,000    Deere & Company                                3,031,000       0.1
                                             350,000    Pall Corporation                               8,190,000       0.1
                                                                                                  --------------     ------
                                                                                                      11,221,000       0.2

              Media                          500,000    Comcast Corporation (Class A) (c)             16,960,000       0.2
                                             700,000    Time Warner Inc. (c)                          10,703,000       0.2
                                             252,000    The Walt Disney Company                        5,705,280       0.1
                                                                                                  --------------     ------
                                                                                                      33,368,280       0.5


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Schedule of Investments (continued)
                                                                                                     Value         Percent of
Country       Industry++                 Shares Held    Common Stocks                          (in U.S. dollars)   Net Assets
United        Metals &                       500,000    AK Steel Holding Corporation (c)          $    1,200,000       0.0%
States        Mining                         250,000    Alcoa Inc.                                     7,892,500       0.1
(continued)                                  200,000    Arch Coal, Inc.                                4,900,000       0.1
                                             100,000    CONSOL Energy Inc.                             2,170,000       0.0
                                             667,400    Commonwealth Industries, Inc.                  4,571,690       0.1
                                             400,000    Freeport-McMoRan Copper & Gold, Inc.
                                                        (Class B)                                     15,500,000       0.2
                                             175,000    Nucor Corporation                              9,595,250       0.1
                                           1,000,000    Rouge Industries, Inc. (Class A) (b)(c)           50,000       0.0
                                             500,000    United States Steel Corporation               11,825,000       0.2
                                                                                                  --------------     ------
                                                                                                      57,704,440       0.8

              Multi-Utilities              1,042,200    The AES Corporation (c)                        9,119,250       0.1
              & Unregulated                7,000,000    El Paso Corporation                           51,380,000       0.7
              Power                          400,000    The Williams Companies, Inc.                   4,080,000       0.1
                                                                                                  --------------     ------
                                                                                                      64,579,250       0.9

              Office Electronics             330,000    Xerox Corporation (c)                          3,465,000       0.0

              Oil & Gas                      200,000    Amerada Hess Corporation                      10,324,000       0.2
                                             150,000    Anadarko Petroleum Corporation                 6,543,000       0.1
                                              55,000    Burlington Resources Inc.                      2,675,200       0.0
                                             600,000    ChevronTexaco Corporation                     44,580,000       0.6
                                             200,000    ConocoPhillips                                11,430,000       0.2
                                              50,000    Devon Energy Corporation                       2,425,000       0.0
                                              50,000    EOG Resources, Inc.                            2,107,000       0.0
                                             600,000    Exxon Mobil Corporation                       21,948,000       0.3
                                           1,000,000    Kerr-McGee Corporation                        41,500,000       0.6
                                             649,800    Marathon Oil Corporation                      19,214,586       0.3
                                             150,000    Noble Energy, Inc.                             5,958,000       0.1
                                             550,000    Occidental Petroleum Corporation              19,393,000       0.3
                                             400,000    Stone Energy Corporation (c)                  14,456,000       0.2
                                              25,000    Sunoco, Inc.                                   1,094,000       0.0
                                             200,000    Tom Brown, Inc. (c)                            5,404,000       0.1
                                             500,000    Unocal Corporation                            15,840,000       0.2
                                                                                                  --------------     ------
                                                                                                     224,891,786       3.2

              Paper & Forest                 250,000    Bowater Incorporated                          10,207,500       0.1
              Products                       272,200    Deltic Timber Corporation                      7,793,086       0.1
                                             200,000    Louisiana-Pacific Corporation (c)              3,804,000       0.1
                                                                                                  --------------     ------
                                                                                                      21,804,586       0.3

              Personal Products              249,900    The Gillette Company                           7,971,810       0.1

              Pharmaceuticals                200,000    Abbott Laboratories                            8,524,000       0.1
                                             750,000    Bristol-Myers Squibb Company                  19,027,500       0.3
                                             250,000    Eli Lilly and Company                         16,655,000       0.2
                                             600,000    Merck & Co., Inc.                             26,550,000       0.4
                                           2,000,000    Pfizer Inc.                                   63,200,000       0.9
                                             899,800    Schering-Plough Corporation                   13,739,946       0.2
                                             250,000    Wyeth                                         11,035,000       0.2
                                                                                                  --------------     ------
                                                                                                     158,731,446       2.3

              Real Estate                    300,900    American Financial Realty Trust                4,573,680       0.1
                                             300,000    American Financial Realty Trust (c)            4,560,000       0.1
                                             225,000    Catellus Development Corporation               5,010,750       0.1
                                             125,000    Cedar Shopping Centers Inc. (c)                1,440,000       0.0
                                             400,000    Friedman, Billings, Ramsey Group, Inc.
                                                        (Class A)                                      7,968,000       0.1
                                               4,070    Marco Polo Investment Holding Limit (c)        4,070,000       0.0
                                             300,000    Nationwide Health Properties, Inc.             5,490,000       0.1
                                             200,000    The St. Joe Company                            6,608,000       0.1
                                             300,000    Trizec Properties, Inc.                        4,005,000       0.0
                                                                                                  --------------     ------
                                                                                                      43,725,430       0.6


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Schedule of Investments (continued)
                                                                                                     Value         Percent of
Country       Industry++                 Shares Held    Common Stocks                          (in U.S. dollars)   Net Assets
United        Road & Rail                    100,000    Swift Transportation Co., Inc. (c)        $    2,243,000       0.0%
States
(concluded)   Semiconductors               1,301,100    Advanced Micro Devices, Inc. (c)              19,776,720       0.3
              & Semiconductor              1,000,000    Agere Systems Inc. (Class A) (c)               3,480,000       0.1
              Equipment                      529,125    Agere Systems Inc. (Class B) (c)               1,793,734       0.0
                                             398,200    Intel Corporation                             13,160,510       0.2
                                           1,600,000    Lattice Semiconductor Corporation (c)         12,480,000       0.2
                                             100,000    MIPS Technologies, Inc. (Class B) (c)            501,000       0.0
                                             200,000    Micron Technology, Inc. (c)                    2,868,000       0.0
                                              50,000    National Semiconductor Corporation (c)         2,031,500       0.0
                                                                                                  --------------     ------
                                                                                                      56,091,464       0.8

              Software                       200,000    Borland Software Corporation (c)               1,776,000       0.0
                                               1,000    Citrix Systems, Inc. (c)                          25,280       0.0
                                           3,300,000    Computer Associates International, Inc.       77,616,000       1.1
                                             300,000    Compuware Corporation (c)                      1,686,000       0.0
                                           3,000,000    Microsoft Corporation (g)                     78,450,000       1.1
                                             200,000    Siebel Systems, Inc. (c)                       2,518,000       0.1
                                                                                                  --------------     ------
                                                                                                     162,071,280       2.3

              Specialty Retail               500,000    Circuit City Stores--Circuit City Group        4,770,000       0.1
                                             800,000    The Home Depot, Inc.                          29,656,000       0.4
                                             700,000    Toys 'R' Us, Inc. (c)                          9,100,000       0.1
                                                                                                  --------------     ------
                                                                                                      43,526,000       0.6

              Textiles, Apparel              700,000    Unifi, Inc. (c)                                3,493,000       0.1
              & Luxury Goods

              Thrifts &                      100,000    Saxon Capital, Inc. (c)                        1,886,000       0.0
              Mortgage Finance

              Tobacco                        300,000    Altria Group, Inc.                            13,950,000       0.2
                                           2,100,000    DIMON Incorporated                            15,120,000       0.2
                                                                                                  --------------     ------
                                                                                                      29,070,000       0.4

              Wireless                     1,400,000    AT&T Wireless Services Inc. (c)               10,150,000       0.2
              Telecommunication            2,200,000    Sprint Corp. (PCS Group) (c)                   9,570,000       0.1
              Services                                                                            --------------     ------
                                                                                                      19,720,000       0.3

                                                        Total Common Stocks in the
                                                        United States                              2,173,683,848      31.0

                                                        Total Investments in Common Stocks
                                                        (Cost--$3,461,093,733)                     4,043,332,775      57.7


                                                        Equity Closed-End Funds
South         Diversified                    500,000    Korea Fund (USD) (c)                           8,550,000       0.1
Korea         Financial
              Services

                                                        Total Investments in Equity Closed-End
                                                        Funds (Cost--$6,176,572)                       8,550,000       0.1


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Schedule of Investments (continued)
Preferred Securities
                                                                                                     Value         Percent of
Country        Industry++                Shares Held    Preferred Stocks                       (in U.S. dollars)   Net Assets
Australia     Commercial Banks               374,600    National Australia Bank Limited
                                                        (7.875%)                                  $   13,905,152       0.2%

                                                        Total Preferred Stocks in Australia           13,905,152       0.2

Germany       Chemicals                      105,862    Henkel KGaA                                    7,786,296       0.1

                                                        Total Preferred Stocks in Germany              7,786,296       0.1


United        Communications                            Diva Systems Corp. (Convertible):
States        Equipment                    2,000,000      Series C                                            20       0.0
                                           2,000,000      Series D                                            20       0.0
                                                        Lucent Technologies Inc.:
                                              17,665      (8% Convertible)                            19,049,583       0.3
                                              12,040      (8% Convertible) (h)                        12,983,695       0.2
                                                 499    NTL Europe, Inc.                                   2,395       0.0
                                                                                                  --------------     ------
                                                                                                      32,035,713       0.5

              Diversified                    104,238    McLeodUSA Incorporated (7% Convertible,
              Telecommunication                         Series A) (c)                                    629,598       0.0
              Services

              Metals & Mining                284,100    Freeport-McMoRan Copper & Gold Inc.
                                                        (5% Convertible, Series A)                     9,298,593       0.1

              Real Estate                    324,100    Apartment Investment & Management Co.
                                                        (9.375%, Series G)                             8,909,509       0.2
                                             495,000    Prime Retail, Inc. (10.50%, Series A) (c)      8,811,000       0.1
                                                                                                  --------------     ------
                                                                                                      17,720,509       0.3

                                                        Total Preferred Stocks in the
                                                        United States                                 59,684,413       0.9


                                 Currency       Face
                               Denomination   Amount    Trust Preferred
              Road & Rail          USD       664,450    Union Pacific Capital Trust (6.25%
                                                        Convertible)                                     658,808       0.0

                                                        Total Trust Preferred in the
                                                        United States                                    658,808       0.0

                                                        Total Investments in Preferred
                                                        Securities (Cost--$85,177,666)                82,034,669       1.2



                                         Shares Held    Warrants & Rights (c)
France        Commercial Banks               334,217    Credit Agricole SA (Rights) (e)                   77,705       0.0

                                                        Total Rights in France                            77,705       0.0


Russia        Communications                  47,330    Metromedia International (Warrants)
              Equipment                                 (USD) (i)                                             47       0.0

                                                        Total Warrants in Russia                              47       0.0


United        Diversified Financial        3,710,433    Citigroup Inc. (Warrants) (i)                  3,933,059       0.1
States        Services

              Diversified                    230,981    McLeodUSA Incorporated (Warrants) (i)             92,393       0.0
              Telecommunications
              Services

                                                        Total Warrants in the United States            4,025,452       0.1

                                                        Total Investments in Warrants &
                                                        Rights (Cost--$6,128,767)                      4,103,204       0.1

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Schedule of Investments (continued)

                                 Currency       Face                                                 Value         Percent of
Country       Industry++       Denomination   Amount    Fixed Income Securities                (in U.S. dollars)   Net Assets
Brazil        Chemicals            USD     7,300,000    Globo Comunicacoes e Participacoes,
                                                        Ltd., 10.625% due 12/05/2008
                                                        (Convertible Bonds) (c)(h)                $    2,920,000       0.1%

              Commercial           USD     2,000,000    Banco Nacional de Desenvolvimiento
              Banks                                     Economico e Social, 8.754% due
                                                        6/16/2008 (a)(f)                               1,952,500       0.0

                                                        Total Fixed Income Securities in Brazil        4,872,500       0.1


Canada                                                  Canadian Government Bonds:
              Foreign              CAD    70,150,000      5% due 12/01/2003                           53,306,655       0.8
              Government           CAD    69,300,000      3.50% due 6/01/2004                         52,824,787       0.7
              Obligations
                                                        Total Fixed Income Securities in Canada      106,131,442       1.5


Cayman        Diversified                               SMFG Finance (Cayman) Ltd.
Islands       Financial                                 (Convertible Bonds):
              Services             JPY   541,000,000      2.25% due 7/11/2005                          8,610,199       0.1
                                   JPY   200,000,000      2.25% due 7/11/2005                          3,183,700       0.1
                                                                                                  --------------     ------
                                                                                                      11,793,899       0.2

              Oil & Gas            USD     4,750,000    Momenta Cayman, 2.50% due 8/01/2007
                                                        (Regulation S) (Convertible Bonds)             4,750,000       0.1

                                                        Total Fixed Income Securities in the
                                                        Cayman Islands                                16,543,899       0.3


Europe        Commercial           EUR    41,250,000    European Investment Bank, 5.25% due
              Banks                                     4/15/2004                                     48,585,198       0.7

                                                        Total Fixed Income Securities in Europe       48,585,198       0.7


France        Containers &         EUR    14,500,000    Crown Cork & Seal SA, 6% due 12/06/2004       16,940,532       0.2
              Packaging            USD     5,480,000    Crown Euro Holdings SA, 10.875% due
                                                        3/01/2013                                      6,247,200       0.1
                                                                                                  --------------     ------
                                                                                                      23,187,732       0.3

              Insurance            EUR        17,462    Axa SA, 0% due 12/21/2004
                                                        (Convertible Bonds) (d)                          299,013       0.0

              Real Estate          EUR    19,879,480    Societe Fonciere Lyonnaise SA, 4% due
                                                        10/31/2004 (Convertible Bonds)                25,959,959       0.4

              Software             EUR     3,517,400    Infogrames Entertainment, 1% due
                                                        7/01/2004 (Convertible Bonds)                  4,239,964       0.1

                                                        Total Fixed Income Securities in France       53,686,668       0.8


Germany       Diversified          EUR    79,370,000    WorldCom Inc., 6.75% due 5/15/2008 (c)        28,602,965       0.4
              Telecommunication
              Services

              Foreign                                   Bundesobligation:
              Government           EUR   180,000,000      3.25% due 2/17/2004                        209,945,560       3.0
              Obligations          EUR   115,870,000      5% due 8/19/2005                           140,012,215       2.0
                                                                                                  --------------     ------
                                                                                                     349,957,775       5.0

                                                        Total Fixed Income Securities in Germany     378,560,740       5.4


India         Automobiles          USD     7,300,000    Tata Engineering & Locomotive Company
                                                        Ltd., 1% due 7/31/2008 (Convertible
                                                        Bonds) (h)                                    10,913,500       0.2

              Construction         USD     3,250,000    Gujarat Ambuja Cements Ltd., 1% due
              Materials                                 1/30/2006 (Convertible Bonds)                  3,826,875       0.0

                                                        Total Fixed Income Securities in India        14,740,375       0.2


Japan         Commercial           JPY   321,000,000    The Bank of Fukuoka, Ltd., 1.10% due
              Banks                                     9/28/2007 (Convertible Bonds)                  3,520,830       0.1
                                   JPY 1,075,000,000    Bank of Kyoto, 1.90% due 9/30/2009
                                                        (Convertible Bonds)                           11,095,113       0.1
                                   JPY   607,000,000    Bank of Yokohama Limited, 0% due
                                                        9/30/2004 (Convertible Bonds) (d)              6,391,304       0.1

                                                        Total Fixed Income Securities in Japan        21,007,247       0.3


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Schedule of Investments (continued)
                                 Currency       Face                                                 Value         Percent of
Country       Industry++       Denomination   Amount    Fixed Income Securities                (in U.S. dollars)   Net Assets
Luxembourg    Industrial                                Tyco International Group SA:
              Conglomerates       USD     6,600,000       5.875% due 11/01/2004                   $   6,806,250        0.1%
                                  EUR     2,725,000       4.375% due 11/19/2004                       3,179,692        0.0
                                  USD     5,750,000       2.75% due 1/15/2018 (Convertible
                                                          Bonds) (h)                                  6,346,563        0.1

                                                        Total Fixed Income Securities in
                                                        Luxembourg                                    16,332,505       0.2


Mexico        Oil & Gas            GBP     4,930,000    Petroleos Mexicanos, 14.50% due
                                                        3/31/2006                                      9,470,514       0.1

                                                        Total Fixed Income Securities in Mexico        9,470,514       0.1


Netherlands   Electrical           EUR    21,200,000    Infineon Technology Holdings, 4.25% due
              Equipment                                 2/06/2007 (Convertible Bonds)                 23,351,139       0.3

              Food Products        EUR    13,200,000    Royal Numico NV, 4.25% due 6/26/2005
                                                        (Regulation S) (Convertible Bonds)            15,325,820       0.2

                                                        Total Fixed Income Securities in the
                                                        Netherlands                                   38,676,959       0.5


New Zealand   Foreign              NZD    15,000,000    New Zealand Index Linked Notes, 4.50%
              Government                                due 2/14/2016                                 11,397,062       0.2
              Obligations

                                                        Total Fixed Income Securities in
                                                        New Zealand                                   11,397,062       0.2


Sweden        Foreign              SEK   101,500,000    Swedish Government Index Linked Notes,
              Government                                4% due 12/01/2008                             15,841,383       0.2
              Obligations

                                                        Total Fixed Income Securities in Sweden       15,841,383       0.2


United        Diversified          USD     5,250,000    Swiss Life Finance, 2% due 5/20/2005
Kingdom       Financial                                 (Convertible Bonds)                            5,735,625       0.1
              Services

              Diversified                               Colt Telecom Group PLC:
              Telecommunication    DEM    32,350,000      2% due 8/06/2005                            20,189,907       0.3
              Services             EUR    20,150,000      2% due 3/29/2006                            23,892,864       0.3
                                   EUR     4,050,000      2% due 12/16/2006 (Convertible Bonds)       4,802,288        0.1
                                   EUR    11,575,000      2% due 4/03/2007 (Convertible Bonds)        13,725,057       0.2
                                                                                                  --------------     ------
                                                                                                      62,610,116       0.9

                                                        Total Fixed Income Securities in the
                                                        United Kingdom                                68,345,741       1.0


United        Aerospace &          USD     3,700,000    GenCorp Inc., 5.75% due 4/15/2007
States        Defense                                   (Convertible Bonds)                            3,478,000       0.1

              Airlines             USD     5,827,139    Northwest Airlines, Inc., 9.485% due
                                                        4/01/2015                                      5,011,340       0.1

              Chemicals            USD     4,050,000    Nalco Company, 8.875% due 11/15/2013 (h)       4,212,000       0.1

              Communications       USD     8,200,000    Corning Glass, 7% due 3/15/2007                8,200,000       0.1
              Equipment                                 Metromedia Fiber Network:
                                   USD    32,629,049      11% due 9/30/2006 (f)                       32,302,758       0.5
                                   USD    19,750,000      10% due 12/15/2009 (c)                       1,234,375       0.0
                                   EUR     8,950,000      10% due 12/15/2009 (c)                         650,273       0.0
                                                                                                  --------------     ------
                                                                                                      42,387,406       0.6

              Construction                              Foster Wheeler Ltd. (b):
              & Engineering        USD    37,525,000      6.75% due 11/15/2005                        20,451,125       0.3
                                   USD    44,200,000      6.50% due 6/01/2007 (Convertible
                                                          Bonds)                                      10,718,500       0.2
                                   USD    14,150,000      6.50% due 6/01/2007 (Convertible
                                                          Bonds) (h)                                   3,431,375       0.0
                                   USD     4,150,000    McDermott International, Inc., 7.84%
                                                        due 4/04/2005                                  4,025,500       0.1
                                                        Shaw Group Inc. (h):
                                   USD     1,625,000      10.75% due 3/15/2010                         1,714,375       0.0
                                   USD    35,100,000      0% due 5/01/2021 (Convertible
                                                          Bonds) (d)                                  23,648,625       0.3
                                                                                                  --------------     ------
                                                                                                      63,989,500       0.9

              Containers &         USD     9,850,000    Anchor Glass Container, 11% due 2/15/2013     11,229,000       0.2
              Packaging            USD    13,319,000    Crown Cork & Seal Company, Inc., 7.50%
                                                        due 12/15/2096                                 9,989,250       0.1
                                                                                                  --------------     ------
                                                                                                      21,218,250       0.3


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Schedule of Investments (continued)
                                 Currency       Face                                                 Value         Percent of
Country       Industry++       Denomination   Amount    Fixed Income Securities                (in U.S. dollars)   Net Assets
United        Diversified          USD     5,750,000    Avaya Inc., 11.125% due 4/01/2009         $    6,785,000       0.1%
States        Telecommunication    USD    12,150,000    Level 3 Financing, Inc., 10.75% due
(continued)   Services                                  10/15/2011 (h)                                12,636,000       0.2
                                                        MCI Communications Corp. (c):
                                   USD     3,665,000      7.50% due 8/20/2004                          3,032,787       0.0
                                   USD     4,070,000      6.95% due 8/15/2006                          3,367,925       0.0
                                   USD    18,382,000      8.25% due 1/20/2023                         15,211,105       0.2
                                   USD   132,057,412    Metromedia International Group,
                                                        10.50% due 9/30/2007 (c)                      66,358,849       0.9
                                   USD     4,100,000    Qwest Corporation, 5.65% due 11/01/2004        4,079,500       0.1
                                                        TSI Telecom, Term:
                                   USD       184,091      5.60% due 12/31/2006                           184,091       0.0
                                   USD     5,568,750      5.64% due 12/31/2006                         5,568,750       0.1
                                   USD       230,114      5.68% due 12/31/2006                           230,114       0.0
                                   USD     4,195,732      5.70% due 12/31/2006                         4,195,732       0.1
                                   USD     7,624,690    Wiltel Communications Group, Inc.,
                                                        Term B, 5.687% due 9/08/2006                   7,205,332       0.1
                                                        WorldCom Inc. (c):
                                   USD     2,440,000      7.75% due 3/15/2024                          2,019,100       0.0
                                   USD     8,140,000      7.75% due 3/23/2025                          6,735,850       0.1
                                   USD       820,000      7.125% due 6/15/2027                           678,550       0.0
                                                                                                  --------------     ------
                                                                                                     138,288,685       1.9

              Electric             USD    70,712,690    Empresa Electricidade del Norte, 4%
              Utilities                                 due 11/05/2017                                50,913,137       0.7
                                   USD     1,815,000    Pacific Gas & Electric, 5.875% due
                                                        10/01/2005                                     1,810,462       0.0
                                   USD     2,834,000    Southern California Edison, 5.875% due
                                                        9/01/2004                                      2,883,595       0.0
                                                                                                  --------------     ------
                                                                                                      55,607,194       0.7

              Electronic           USD    76,700,000    Solectron Corporation, 0% due 11/20/2020
              Equipment                                 (Convertible Bonds) (d)                       43,719,000       0.6
              & Instruments

              Food Products        USD    12,325,000    Burns, Philip & Company Capital, 10.75%
                                                        due 2/15/2011 (h)                             13,002,875       0.2

              Insurance            USD     6,600,000    Crum & Forster Holding Corp., 10.375%
                                                        due 6/15/2013 (h)                              7,095,000       0.1

              Media                USD     7,400,000    Avalon Cable LLC, 0/11.875% due
                                                        12/01/2008 (d)                                 7,640,500       0.1
                                   USD     8,425,000    Olympus Communications LP/Capital
                                                        Corp., 10.625% due 11/15/2006 (c)              8,677,750       0.1
                                                                                                  --------------     ------
                                                                                                      16,318,250       0.2

              Multi-Utilities      GBP     3,393,000    The AES Corporation, 8.375% due 3/01/2011      5,181,972       0.1
              & Unregulated        USD     8,200,000    Calpine Corporation, 8.75% due
              Power                                     7/15/2013 (h)                                  7,503,000       0.1
                                   USD     8,200,000    Gemstone Investors Limited, 7.71% due
                                                        10/31/2004 (h)                                 8,210,250       0.1
                                                                                                  --------------     ------
                                                                                                      20,895,222       0.3

              Oil & Gas            USD     4,100,000    Citgo Petroleum Corp., 11.375% due
                                                        2/01/2011                                      4,633,000       0.1


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Schedule of Investments (continued)
                                 Currency       Face                                                 Value         Percent of
Country       Industry++       Denomination   Amount    Fixed Income Securities                (in U.S. dollars)   Net Assets
United        Pharmaceuticals      USD     8,230,000    Abgenix Inc., 3.50% due 3/15/2007
States                                                  (Convertible Bonds)                       $    7,365,850       0.1%
(concluded)                        USD     4,075,000    ICN Pharmaceuticals Inc., 6.50% due
                                                        7/15/2008 (Convertible Bonds)                  4,080,094       0.1
                                                                                                  --------------     ------
                                                                                                      11,445,944       0.2

              Real Estate          USD    20,350,000    Marco Polo Investment, 6.25% due
                                                        8/29/2007                                     20,757,000       0.3

              Semiconductors       USD     5,760,000    Advanced Micro Devices, Inc., 4.50%
              & Semiconductor                           due 12/01/2007 (Convertible Bonds)            12,729,600       0.2
              Equipment            USD    29,400,000    Conexant Systems Inc., 4% due 2/01/2007
                                                        (Convertible Bonds)                           25,835,250       0.4
                                   USD    16,700,000    Hynix Semiconductor America, 8.25% due
                                                        5/15/2004 (f)                                 15,781,500       0.2
                                                        LSI Logic Corporation (Convertible
                                                        Bonds):
                                   USD     8,700,000      4% due 2/15/2005                             8,656,500       0.1
                                   USD     9,050,000      4% due 11/01/2006                            8,755,875       0.1
                                   USD    10,290,000    Micron Technology, Inc., 2.50% due
                                                        2/01/2010 (Convertible Bonds) (h)             14,380,275       0.2
                                                                                                  --------------     ------
                                                                                                      86,139,000       1.2

              Software             USD     4,950,000    Computer Associates International, Inc.
                                                        5% due 3/15/2007 (Convertible Bonds) (h)       5,995,688       0.1
                                   USD     4,930,000    Manugistics Group Inc., 5% due
                                                        11/01/2007 (Convertible Bonds)                 4,449,325       0.1
                                                                                                  --------------     ------
                                                                                                      10,445,013       0.2

              Wireless                                  Nextel Communications (Convertible
              Telecommunication                         Bonds):
              Services             USD    15,125,000      4.75% due 7/01/2007                         15,711,094       0.2
                                   USD    14,325,000      5.25% due 1/15/2010                         13,752,000       0.2
                                                                                                  --------------     ------
                                                                                                      29,463,094       0.4

                                                        Total Fixed Income Securities in the
                                                        United States                                598,105,773       8.5

                                                        Total Investments in Fixed Income
                                                        Securities (Cost--$1,295,370,182)          1,402,298,006      20.0

                                                        Total Long-Term Investments
                                                        (Cost--$4,853,946,920)                     5,540,318,654      79.1


                                                        Short-Term Securities
Australia     Foreign              AUD    52,000,000    Spinnaker Corporation, 4.75% due
              Commercial Paper*                         11/13/2003                                    36,842,080       0.5

              Time Deposits        AUD    39,825,368    Australian Time Deposit, 4.72% due
                                                        11/06/2003                                    28,258,089       0.4

                                                        Total Short-Term Securities in Australia      65,100,169       0.9

Sweden        Time Deposits        SEK    62,599,414    Swedish Time Deposit, 2.71% due
                                                        11/07/2003                                     8,024,691       0.1

                                                        Total Short-Term Securities in Sweden          8,024,691       0.1


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Schedule of Investments (continued)
                                 Currency       Face                                                 Value         Percent of
Country                        Denomination   Amount    Short-Term Securities                  (in U.S. dollars)   Net Assets
United        Foreign              GBP    38,000,000    GE Capital UK Funding, 3.48% due
Kingdom       Commercial Paper*                         11/07/2003                                $   64,446,444       0.9%

              Time Deposits                             United Kingdom Time Deposit:
                                   GBP    28,338,250      3.46% due 11/14/2003                        48,088,556       0.7
                                   GBP    38,854,941      3.64% due 11/21/2003                        65,934,842       1.0
                                                                                                  --------------     ------
                                                                                                     114,023,398       1.7

                                                        Total Short-Term Securities in the
                                                        United Kingdom                               178,469,842       2.6

                                Beneficial Interest/
                                         Shares Held
United States                         $1,186,291,270    Merrill Lynch Liquidity Series,
                                                        LLC Cash Sweep Series I (j)                1,186,291,270      16.9
                                      $  242,551,121    Merrill Lynch Liquidity Series,
                                                        LLC Money Market Series (j)(k)               242,551,121       3.5
                                          80,850,374    Merrill Lynch Premier Institutional
                                                        Fund (j)(k)                                   80,850,374       1.1

                                                        Total Short-Term Securities in the
                                                        United States                              1,509,692,765      21.5

                                                        Total Investments in Short-Term
                                                        Securities (Cost--$1,759,825,959)          1,761,287,467      25.1

                                                        Total Investments
                                                        (Cost--$6,613,772,879)                     7,301,606,121     104.2

                                           Number of
Options                                    Contracts    Call Options Written
                                               2,000    Advanced Micro Devices, Inc.,
                                                        expiring April 2004 at USD 14, Broker
                                                        CitiGroup Global Markets                       (550,000)      0.0
                                                        Andrx Corp.:
                                               1,500      expiring December 2003 at USD 22.50,
                                                          Broker CitiGroup Global Markets               (97,500)      0.0
                                               2,000      expiring March 2004 at USD 20,
                                                          Broker Morgan Stanley                        (510,000)      0.0
                                               2,000    Circuit City Stores Inc.--Circuit City
                                                        Group, expiring January 2004 at USD 7.50,
                                                        Broker Deutsche Bank AG                        (460,000)      0.0
                                                        Knight Trading Group, Inc.:
                                               2,000      expiring April 2004 at USD 12.50,
                                                          Broker Deutsche Bank AG                      (570,000)      0.0
                                               2,000      expiring April 2004 at USD 15,
                                                          Broker CitiGroup Global Markets              (330,000)      0.0
                                                        Lattice Semiconductor Corporation:
                                               1,898      expiring December 2003 at USD 10,
                                                          Broker CitiGroup Global Markets               (28,470)      0.0
                                                 102      expiring December 2003 at USD 10,
                                                          Broker Goldman Sachs                           (1,530)      0.0
                                                 500    National Semiconductor Corporation,
                                                        expiring November 2003 at USD 20, Broker
                                                        UBS Warburg                                  (1,045,000)     (0.1)
                                                        Nextel Communications:
                                               1,574      expiring January 2004 at USD 25,
                                                          Broker Deutsche Bank  AG                     (204,620)      0.0
                                               1,535      expiring January 2004 at USD 25,
                                                          Broker KBC Financial Products                (199,550)      0.0
                                               1,270      expiring January 2004 at USD 25,
                                                          Broker Smith Barney                          (165,100)      0.0


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Schedule of Investments (continued)
                                           Number of                                                   Value         Percent of
Options                                    Contracts    Call Options Written                     (in U.S. dollars)   Net Assets
                                               2,000    Pall Corporation, expiring December 2003
                                                        at USD 20, Broker CitiGroup Global
                                                        Markets                                   $    (740,000)      0.0%
                                               1,000    QUALCOMM, Inc., expiring April 2004 at
                                                        USD 45, Broker Goldman Sachs                   (560,000)      0.0
                                               1,640    The Shaw Group Inc., expiring April
                                                        2004 at USD 12.50, Broker Credit
                                                        Suisse First Boston                            (352,600)      0.0
                                                        Tyson Foods, Inc. (Class A):
                                               4,050      expiring April 2004 at USD 15,
                                                          Broker CitiGroup Global Markets              (364,500)      0.0
                                                 898      expiring April 2004 at USD 15,
                                                          Broker Deutsche Bank AG                       (80,820)      0.0

                                                        Total Call Options Written
                                                        (Premiums Received--$4,312,107)              (6,259,690)     (0.1)


                  Total Investments, Net of Options Written (Cost--$6,609,460,772)                 7,295,346,431    104.1

                  Variation Margin on Financial Futures Contracts**                                  (1,080,889)      0.0

                  Unrealized Depreciation on Forward Foreign Exchange Contracts***                   (7,284,627)     (0.1)

                  Liabilities in Excess of Other Assets                                            (280,637,112)     (4.0)
                                                                                                  --------------    ------
                  Net Assets                                                                      $7,006,343,803    100.0%
                                                                                                  ==============    ======


(a)Floating rate note.

(b)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
Act of 1940) are as follows:

                                  Net Share/       Purchase                     Realized      Interest
Affiliate                       Face Activity        Cost        Sales Cost       Loss          Income

Foster Wheeler Ltd.                1,500,000     $ 3,357,191            --             --            ++
Foster Wheeler Ltd.:
   6.75% due 11/15/2005         $ 16,175,000     $ 9,000,063            --             --     $2,365,411
   6.50% due 6/01/2007
   (Convertible Bonds)          $  5,150,000     $   113,223            --             --     $2,800,006
   6.50% due 6/01/2007
   (Convertible Bonds)          $(2,050,000)              --   $   159,166             --     $  919,750
La Quinta Corporation                880,000     $ 4,345,288            --             --             ++
Rouge Industries, Inc.
(Class A)                        (1,442,500)              --   $22,538,800   $(21,732,327)            ++

++Non-income producing security.

(c)Non-income producing security.

(d)Represents a zero coupon or step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.

(e)The rights may be exercised until 11/10/2003.

(f)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $50,037,000, representing 0.7% of net assets.

                                                                            Acquisition
Issue                                                                         Date(s)            Cost          Value
Banco Nacional de Desenvolvimiento Economico e Social, 8.754% due 6/16/2008     9/14/1998   $  1,200,000    $  1,952,500
Hynix Semiconductor America, 8.25% due 5/15/2004                              6/13/2001--
                                                                                7/24/2001     13,671,000      15,781,500
Metromedia Fiber Network, 11% due 9/30/2006                                    10/01/2001     27,273,899      32,302,758
                                                                                             -----------     -----------
Total                                                                                        $42,144,899     $50,036,758
                                                                                             ===========     ===========

(g)All or a portion of security held as collateral in connection with open financial futures contracts.

(h)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(i)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds. The purchase price and number of stock/face amount of bonds are subject to adjustment under certain conditions until the expiration date.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Schedule of Investments (concluded)

(j)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                                Dividend/
                                                                   Net          Interest
Affiliate                                                        Activity        Income
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I       $1,186,291,270   $5,666,737
Merrill Lynch Liquidity Series, LLC Money Market Series       $ (56,649,499)   $  597,505
Merrill Lynch Premier Institutional Fund                       (284,839,272)   $  452,908

(k)Security was purchased with the cash proceeds from securities loans.

(l)Geotek Communications, Inc. reorganized as a result of Chapter 11 Bankruptcy. As a result, each holder will receive its pro-rata share of Units of Beneficial Interest in the Liquidating Trust of Geotek Communications, Inc.

++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

++++American Depositary Receipts (ADR).

*Foreign Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

**Financial futures contracts purchased as of October 31, 2003 were as follows:

Number of                                    Expiration                        Unrealized
Contracts         Issue         Exchange        Date         Face Value          Gains
   479             FTSE          LIFFE     December 2003    $ 34,770,282     $   157,385
 1,301       Nikkei 225 Index    OSAKA     December 2003    $125,009,380          78,808
                                                                             -----------
Total Unrealized Gains--Net                                                  $   236,193
                                                                             ===========

Financial futures contracts sold as of October 31, 2003 were as follows:

Number of                                     Expiration                       Unrealized
Contracts        Issue         Exchange        Date         Face Value           Losses
   990      DJ Euro Stoxx 50   Euronext    December 2003    $ 29,545,898     $  (204,223)
                                Paris
    83          Japanese        Tokyo      December 2003    $102,389,008      (1,014,640)
              Government Bond
                                                                             ------------
Total Unrealized Losses--Net                                                 $(1,218,863)
                                                                             ============

***Forward foreign exchange contracts as of October 31, 2003 were as follows:

Foreign                                    Settlement                        Unrealized
Currency Sold                                 Date                          Depreciation
JPY    10,305,000,000                     November 2003                     $ (3,037,023)
JPY    10,175,000,000                     December 2003                       (4,184,344)
JPY     6,000,000,000                     January 2004                           (63,260)
                                                                            -------------
Total Unrealized Depreciation on Forward Foreign Exchange
Contracts--Net (USD Commitment--$233,883,140)                               $ (7,284,627)
                                                                            =============

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Statement of Assets and Liabilities
As of October 31, 2003
Assets

                    Investments, at value (including securities loaned of $308,935,693)
                    (identified cost--$6,613,772,879)                                                     $7,301,606,121
                    Foreign cash (cost--$14,388,771)                                                          14,231,792
                    Cash                                                                                         344,826
                    Receivables:
                      Interest                                                           $   24,909,979
                      Capital shares sold                                                    20,787,403
                      Securities sold                                                        19,796,753
                      Dividends                                                               5,590,676
                      Interest from affiliates                                                   33,232
                      Securities lending--net                                                    30,069       71,148,112
                                                                                         --------------
                    Prepaid registration fees and other assets                                                   219,114
                                                                                                          --------------
                    Total assets                                                                           7,387,549,965
                                                                                                          --------------


Liabilities

                    Collateral on securities loaned, at value                                                323,401,495
                    Options written, at value (premiums received--$4,312,107)                                  6,259,690
                    Unrealized depreciation on forward foreign exchange contracts                              7,284,627
                    Payables:
                       Securities purchased                                                  15,708,620
                       Capital shares redeemed                                                8,060,160
                       Investment adviser                                                     4,642,815
                       Distributor                                                            3,037,554
                       Other affiliates                                                       1,565,068
                       Variation margin                                                       1,080,889       34,095,106
                                                                                         --------------
                    Deferred foreign capital gain tax and accrued expenses                                    10,165,244
                                                                                                          --------------
                    Total liabilities                                                                        381,206,162
                                                                                                          --------------

Net Assets

                    Net assets                                                                            $7,006,343,803
                                                                                                          ==============

Net Assets Consist of

                    Class A Shares of Common Stock, $.10 par value, 900,000,000
                    shares authorized                                                                     $   18,749,084
                    Class B Shares of Common Stock, $.10 par value, 2,000,000,000
                    shares authorized                                                                         14,971,010
                    Class C Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          6,334,917
                    Class I Shares of Common Stock, $.10 par value, 450,000,000
                    shares authorized                                                                          9,580,323
                    Class R Shares of Common Stock, $.10 par value, 2,000,000,000
                    shares authorized                                                                              2,430
                    Paid-in capital in excess of par                                                       6,328,468,964
                    Undistributed investment income--net                                 $  154,063,813
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                            (193,979,980)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                       668,153,242
                                                                                         --------------
                    Total accumulated earnings--net                                                          628,237,075
                                                                                                          --------------
                    Net Assets                                                                            $7,006,343,803
                                                                                                          ==============

Net Asset Value

                    Class A--Based on net assets of $2,675,366,916 and
                    187,490,838 shares outstanding                                                        $        14.27
                                                                                                          ==============
                    Class B--Based on net assets of $2,094,427,690 and
                    149,710,103 shares outstanding                                                        $        13.99
                                                                                                          ==============
                    Class C--Based on net assets of $865,341,610 and
                    63,349,170 shares outstanding                                                         $        13.66
                                                                                                          ==============
                    Class I--Based on net assets of $1,370,866,493 and
                    95,803,228 shares outstanding                                                         $        14.31
                                                                                                          ==============
                    Class R--Based on net assets of $341,094 and 24,303
                    shares outstanding                                                                    $        14.04
                                                                                                          ==============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Statement of Operations
For the Year Ended October 31, 2003
Investment Income

                    Interest (net of $3,766 foreign withholding tax)                                      $  122,790,311
                    Dividends (net of $4,102,621 foreign withholding tax)                                     77,500,755
                    Interest from affiliates                                                                   5,666,737
                    Securities lending--net                                                                    1,050,413
                    Other                                                                                        165,995
                                                                                                          --------------
                    Total income                                                                             207,174,211
                                                                                                          --------------

Expenses

                    Investment advisory fees                                             $   44,763,513
                    Account maintenance and distribution fees--Class B                       18,694,029
                    Account maintenance and distribution fees--Class C                        6,292,884
                    Account maintenance fees--Class A                                         5,688,941
                    Transfer agent fees--Class A                                              3,890,417
                    Transfer agent fees--Class B                                              3,649,987
                    Transfer agent fees--Class I                                              2,047,577
                    Transfer agent fees--Class C                                              1,261,414
                    Accounting services                                                       1,189,295
                    Custodian fees                                                              777,725
                    Printing and shareholder reports                                            373,137
                    Professional fees                                                           190,048
                    Registration fees                                                           150,762
                    Pricing fees                                                                137,640
                    Directors' fees and expenses                                                 65,320
                    Account maintenance and distribution fees--Class R                              285
                    Transfer agent fees--Class R                                                     97
                    Other                                                                       165,974
                                                                                         --------------
                    Total expenses before waiver                                             89,339,045
                    Waiver of expenses                                                      (2,218,468)
                                                                                         --------------
                    Total expenses after waiver                                                               87,120,577
                                                                                                          --------------
                    Investment income--net                                                                   120,053,634
                                                                                                          --------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

                    Realized gain (loss) from:
                      Investments--net                                                    (142,232,196)
                      Foreign currency transactions--net                                    118,688,624     (23,543,572)
                                                                                         --------------
                    Change in unrealized appreciation/depreciation on:
                      Investments--(net of $9,808,785 deferred foreign
                      capital gain tax)                                                   1,573,621,044
                      Foreign currency transactions--net                                   (13,556,374)    1,560,064,670
                                                                                         --------------   --------------
                    Total realized and unrealized gain on investments and
                    foreign currency transactions--net                                                     1,536,521,098
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $1,656,574,732
                                                                                                          ==============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Statements of Changes in Net Assets
                                                                                         For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                             2003            2002
Operations

                    Investments income--net                                              $  120,053,634   $  157,213,988
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                             (23,543,572)       11,822,909
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                    1,560,064,670    (629,117,660)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                            1,656,574,732    (460,080,763)
                                                                                         --------------   --------------

Dividends & Distributions to Shareholders

                    Investment income - net:
                      Class A                                                              (74,507,813)     (79,543,031)
                      Class B                                                              (48,570,987)     (72,256,059)
                      Class C                                                              (16,481,877)     (13,738,491)
                      Class I                                                              (42,039,183)     (52,803,091)
                      Class R                                                                   (2,459)               --
                    Realized gain on investments--net:
                      Class A                                                                        --      (1,221,108)
                      Class B                                                                        --      (1,576,521)
                      Class C                                                                        --        (227,495)
                      Class I                                                                        --        (793,360)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                         (181,602,319)    (222,159,156)
                                                                                         --------------   --------------

Capital Share Transactions

                    Net increase in net assets derived from capital
                    share transactions                                                        1,802,763       83,901,312
                                                                                         --------------   --------------

Net Assets

                    Total increase (decrease) in net assets                               1,476,775,176    (598,338,607)
                    Beginning of year                                                     5,529,568,627    6,127,907,234
                                                                                         --------------   --------------
                    End of year*                                                         $7,006,343,803   $5,529,568,627
                                                                                         ==============   ==============
                      *Undistributed investment income--net                              $  154,063,813   $  102,344,995
                                                                                         ==============   ==============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Financial Highlights
                                                                                        Class A+++
The following per share data and ratios have been derived
from information provided in the financial statements.                        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                           2003        2002        2001       2000           1999
Per Share Operating Performance

                    Net asset value, beginning of year        $     11.17  $    12.50   $    14.30  $    14.77   $    13.23
                                                              -----------  ----------   ----------  ----------   ----------
                    Investment income--net++                          .28         .35          .39         .44          .64
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions--net               3.23      (1.19)        (.20)         .90         2.52
                                                              -----------  ----------   ----------  ----------   ----------
                    Total from investment operations                 3.51       (.84)          .19        1.34         3.16
                                                              -----------  ----------   ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                        (.41)       (.48)        (.30)       (.68)        (.57)
                      In excess of investment income--net              --          --           --      --++++           --
                      Realized gain on investments--net                --       (.01)       (1.69)      (1.13)       (1.05)
                                                              -----------  ----------   ----------  ----------   ----------
                    Total dividends and distributions               (.41)       (.49)       (1.99)      (1.81)       (1.62)
                                                              -----------  ----------   ----------  ----------   ----------
                    Net asset value, end of year              $     14.27  $    11.17   $    12.50  $    14.30   $    14.77
                                                              ===========  ==========   ==========  ==========   ==========

Total Investment Return*

                    Based on net asset value per share             32.10%     (7.08%)        1.27%       9.86%       26.01%
                                                              ===========  ==========   ==========  ==========   ==========

Ratios to Average Net Assets

                    Expenses, net of waiver                         1.18%       1.19%        1.19%       1.13%        1.16%
                                                              ===========  ==========   ==========  ==========   ==========
                    Expenses                                        1.22%       1.22%        1.24%       1.18%        1.21%
                                                              ===========  ==========   ==========  ==========   ==========
                    Investment income--net                          2.28%       2.85%        2.92%       3.11%        4.61%
                                                              ===========  ==========   ==========  ==========   ==========

Supplemental Data

                    Net assets, end of year (in thousands)    $ 2,675,367  $2,051,843   $1,846,554  $1,406,264   $1,229,415
                                                              ===========  ==========   ==========  ==========   ==========
                    Portfolio turnover                             45.28%      58.42%       44.87%      53.75%       26.95%
                                                              ===========  ==========   ==========  ==========   ==========


*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Amount is less than $(.01) per share.

+++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Financial Highlights (continued)
                                                                                        Class B
The following per share data and ratios have been derived
from information provided in the financial statements.                       For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2003        2002         2001       2000           1999
Per Share Operating Performance

                    Net asset value, beginning of year        $     10.96  $    12.25   $    14.04  $    14.52   $    13.01
                                                              -----------  ----------   ----------  ----------   ----------
                    Investment income--net++                          .19         .25          .27         .33          .52
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                3.15      (1.16)        (.19)         .88         2.49
                                                              -----------  ----------   ----------  ----------   ----------
                    Total from investment operations                 3.34       (.91)          .08        1.21         3.01
                                                              -----------  ----------   ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                        (.31)       (.37)        (.18)       (.56)        (.45)
                      In excess of investment income--net              --          --           --      --++++           --
                      Realized gain on investments--net                --       (.01)       (1.69)      (1.13)       (1.05)
                                                              -----------  ----------   ----------  ----------   ----------
                    Total dividends and distributions               (.31)       (.38)       (1.87)      (1.69)       (1.50)
                                                              -----------  ----------   ----------  ----------   ----------
                    Net asset value, end of year              $     13.99  $    10.96   $    12.25  $    14.04   $    14.52
                                                              ===========  ==========   ==========  ==========   ==========

Total Investment Return*

                    Based on net asset value per share             31.05%     (7.75%)         .47%       9.05%       25.08%
                                                              ===========  ==========   ==========  ==========   ==========

Ratios to Average Net Assets

                    Expenses, net of waiver                         1.96%       1.96%        1.96%       1.90%        1.94%
                                                              ===========  ==========   ==========  ==========   ==========
                    Expenses                                        2.00%       2.00%        2.00%       1.95%        1.99%
                                                              ===========  ==========   ==========  ==========   ==========
                    Investment income--net                          1.52%       2.04%        2.08%       2.40%        3.84%
                                                              ===========  ==========   ==========  ==========   ==========

Supplemental Data

                    Net assets, end of year (in thousands)    $ 2,094,428  $1,787,415   $2,650,313  $3,611,061   $4,496,037
                                                              ===========  ==========   ==========  ==========   ==========
                    Portfolio turnover                             45.28%      58.42%       44.87%      53.75%       26.95%
                                                              ===========  ==========   ==========  ==========   ==========

*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Amount is less than $(.01) per share.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Financial Highlights (continued)
                                                                                       Class C
The following per share data and ratios have been derived
from information provided in the financial statements.                    For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                           2003        2002        2001       2000           1999
Per Share Operating Performance

                    Net asset value, beginning of year        $     10.72  $    12.02   $    13.83  $    14.33   $    12.86
                                                              -----------  ----------   ----------  ----------   ----------
                    Investment income--net++                          .17         .25          .27         .32          .51
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                3.10      (1.14)        (.19)         .87         2.46
                                                              -----------  ----------   ----------  ----------   ----------
                    Total from investment operations                 3.27       (.89)          .08        1.19         2.97
                                                              -----------  ----------   ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                        (.33)       (.40)        (.20)       (.56)        (.45)
                      In excess of investment income--net              --          --           --      --++++           --
                      Realized gain on investments--net                --       (.01)       (1.69)      (1.13)       (1.05)
                                                              -----------  ----------   ----------  ----------   ----------
                    Total dividends and distributions               (.33)       (.41)       (1.89)      (1.69)       (1.50)
                                                              -----------  ----------   ----------  ----------   ----------
                    Net asset value, end of year              $     13.66  $    10.72   $    12.02  $    13.83   $    14.33
                                                              ===========  ==========   ==========  ==========   ==========

Total Investment Return*

                    Based on net asset value per share             31.03%     (7.76%)         .42%       9.07%       25.05%
                                                              ===========  ==========   ==========  ==========   ==========

Ratios to Average Net Assets

                    Expenses, net of waiver                         1.96%       1.96%        1.97%       1.91%        1.95%
                                                              ===========  ==========   ==========  ==========   ==========
                    Expenses                                        2.00%       2.00%        2.01%       1.95%        2.01%
                                                              ===========  ==========   ==========  ==========   ==========
                    Investment income--net                          1.45%       2.10%        2.12%       2.36%        3.84%
                                                              ===========  ==========   ==========  ==========   ==========

Supplemental Data

                    Net assets, end of year (in thousands)    $   865,342  $  521,679   $  346,124  $  312,568   $  322,238
                                                              ===========  ==========   ==========  ==========   ==========
                    Portfolio turnover                             45.28%      58.42%       44.87%      53.75%       26.95%
                                                              ===========  ==========   ==========  ==========   ==========


*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Amount is less than $(.01) per share.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Financial Highlights (continued)
                                                                                      Class I+++
The following per share data and ratios have been derived
from information provided in the financial statements.                      For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                           2003       2002        2001         2000          1999
Per Share Operating Performance

                    Net asset value, beginning of year        $     11.20  $    12.53   $    14.33  $    14.79   $    13.25
                                                              -----------  ----------   ----------  ----------   ----------
                    Investment income--net++                          .32         .38          .42         .48          .67
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                3.23      (1.19)        (.20)         .90         2.53
                                                              -----------  ----------   ----------  ----------   ----------
                    Total from investment operations                 3.55       (.81)          .22        1.38         3.20
                                                              -----------  ----------   ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                        (.44)       (.51)        (.33)       (.71)        (.61)
                      In excess of investment income--net              --          --           --      --++++           --
                      Realized gain on investments--net                --       (.01)       (1.69)      (1.13)       (1.05)
                                                              -----------  ----------   ----------  ----------   ----------
                    Total dividends and distributions               (.44)       (.52)       (2.02)      (1.84)       (1.66)
                                                              -----------  ----------   ----------  ----------   ----------
                    Net asset value, end of year              $     14.31  $    11.20   $    12.53  $    14.33   $    14.79
                                                              ===========  ==========   ==========  ==========   ==========

Total Investment Return*

                    Based on net asset value per share             32.42%     (6.83%)        1.52%      10.20%       26.30%
                                                              ===========  ==========   ==========  ==========   ==========

Ratios to Average Net Assets

                    Expenses, net of waiver                          .94%        .94%         .94%        .88%         .91%
                                                              ===========  ==========   ==========  ==========   ==========
                    Expenses                                         .97%        .98%         .98%        .93%         .97%
                                                              ===========  ==========   ==========  ==========   ==========
                    Investment income--net                          2.55%       3.09%        3.14%       3.40%        4.86%
                                                              ===========  ==========   ==========  ==========   ==========

Supplemental Data

                    Net assets, end of year (in thousands)    $ 1,370,866  $1,168,632   $1,284,915  $1,224,613   $1,305,473
                                                              ===========  ==========   ==========  ==========   ==========
                    Portfolio turnover                             45.28%      58.42%       44.87%      53.75%       26.95%
                                                              ===========  ==========   ==========  ==========   ==========


*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Amount is less than $(.01) per share.

+++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Financial Highlights (concluded)
                                                                                                              Class R
                                                                                                           For the Period
The following per share data and ratios have been derived                                                 Jan. 3, 2003++++
from information provided in the financial statements.                                                     to October 31,
Increase (Decrease) in Net Asset Value:                                                                         2003
Per Share Operating Performance

                    Net asset value, beginning of period                                                     $     11.43
                                                                                                             -----------
                    Investment income--net++                                                                         .08
                    Realized and unrealized gain on investments and foreign currency transactions--net              2.71
                                                                                                             -----------
                    Total from investment operations                                                                2.79
                                                                                                             -----------
                    Less dividends from investment income--net                                                     (.18)
                                                                                                             -----------
                    Net asset value, end of period                                                           $    14.04
                                                                                                             ===========

Total Investment Return**

                    Based on net asset value per share                                                         24.57%+++
                                                                                                             ===========

Ratios to Average Net Assets

                    Expenses, net of waiver                                                                       1.42%*
                                                                                                             ===========
                    Expenses                                                                                      1.47%*
                                                                                                             ===========
                    Investment income--net                                                                        1.93%*
                                                                                                             ===========

Supplemental Data

                    Net assets, end of period (in thousands)                                                 $      341
                                                                                                             ===========
                    Portfolio turnover                                                                       45.28%+++++
                                                                                                             ===========


*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Commencement of operations.

+++Aggregate total investment return.

+++++Percentage shown is for the year ended October 31, 2003.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Notes to Financial Statements

1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Notes to Financial Statements (continued)

(b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Notes to Financial Statements (continued)

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(j) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(k) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $113,254,626 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $12,877 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or on net asset values per share.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Notes to Financial Statements (continued)

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from .65% to ..625% for average daily net assets in excess of $7.5 billion, and from .625% to .60% for average daily net assets in excess of $10 billion. For the year ended October 31, 2003, MLIM earned fees of $44,763,513, of which $2,218,468 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                    Account
                                Maintenance       Distribution
                                        Fee                Fee

Class A                              .25%                --
Class B                              .25%               .75%
Class C                              .25%               .75%
Class R                              .25%               .25%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended October 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                               FAMD                 MLPF&S

Class A                    $   72,382             $  993,794
Class I                    $    4,804             $   55,378

For the year ended October 31, 2003, MLPF&S received contingent deferred sales charges of $1,379,044 and $177,000 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $3,720 and $8,744 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Notes to Financial Statements (continued)

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of October 31, 2003, the Fund lent securities with a value of $67,285,038 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended October 31, 2003, MLIM, LLC received $451,750 in securities lending agent fees.

In addition, MLPF&S received $796,609 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended October 31, 2003, the Fund reimbursed MLIM
$137,119 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2003 were $2,265,413,763 and $2,712,452,455, respectively.

Net realized gains (losses) for the year ended October 31, 2003 and net unrealized gains (losses) as of October 31, 2003 were as follows:

                                     Realized          Unrealized
                               Gains (Losses)      Gains (Losses)

Long-term investments         $(176,109,301)        $ 686,371,734
Short-term investments                    --            1,461,508
Options written                   18,298,420          (1,947,583)
Financial futures contracts       15,578,685            (982,670)
Deferred foreign capital
   gain tax                               --          (9,808,785)
Forward foreign exchange
   contracts                    (26,633,756)          (7,284,627)
Foreign currency
   transactions                  145,322,380              343,665
                              --------------        -------------
Total                         $ (23,543,572)        $ 668,153,242
                              ==============        =============

As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $680,986,061, of which $1,098,959,991 related to appreciated securities and $417,973,930 related to depreciated securities. At October 31, 2003, the aggregate cost of investments, net of options written, for Federal income tax purposes was $6,614,360,370.

Transactions in call options written for the year ended October 31, 2003 were as follows:

                                    Number of          Premiums
                                    Contracts          Received

Outstanding call options
written, beginning of year              33,825    $   5,375,652
Options written                        139,198       23,696,817
Options exercised                     (21,490)      (3,724,395)
Options expired                       (95,190)     (16,413,390)
Options closed                        (28,376)      (4,622,577)
                                  ------------    -------------
Outstanding call options
written, end of year                    27,967    $   4,312,107
                                  ============    =============

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,802,763 and $83,901,312 for the years ended October 31, 2003 and October 31, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                             Dollar
Ended October 31, 2003++          Shares                Amount

Shares sold                         15,097,056    $ 193,234,872
Automatic conversion of
   shares                           14,318,884      179,016,190
Shares issued to shareholders
   in reinvestment of
   dividends                         5,328,212       64,294,022
                                  ------------    -------------
Total issued                        34,744,152      436,545,084
Shares redeemed                   (30,970,261)    (377,874,426)
                                  ------------    -------------
Net increase                         3,773,891    $  58,670,658
                                  ============    =============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.

Class A Shares for the Year                           Dollar
Ended October 31, 2002++            Shares            Amount

Shares sold                         13,516,589    $ 167,221,900
Automatic conversion of
   shares                           50,064,486      629,171,328
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                 5,637,955       69,537,890
                                  ------------    -------------
Total issued                        69,219,030      865,931,118
Shares redeemed                   (33,269,616)    (405,413,857)
                                  ------------    -------------
Net increase                        35,949,414    $ 460,517,261
                                  ============    =============

++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Notes to Financial Statements (continued)

Class B Shares for the Year                            Dollar
Ended October 31, 2003                Shares           Amount

Shares sold                         28,071,365   $  349,975,832
Shares issued to shareholders
   in reinvestment of
   dividends                         3,558,116       42,009,094
                                  ------------   --------------
Total issued                        31,629,481      391,984,926
Automatic conversion of
   shares                         (14,592,489)    (179,016,190)
Shares redeemed                   (30,471,040)    (365,563,003)
                                  ------------   --------------
Net decrease                      (13,434,048)   $(152,594,267)
                                  ============   ==============


Class B Shares for the Year                            Dollar
Ended October 31, 2002                Shares           Amount

Shares sold                         34,444,276   $  421,222,589
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                 5,154,444       63,024,037
                                  ------------   --------------
Total issued                        39,598,720      484,246,626
Automatic conversion of
   shares                         (51,034,250)    (629,171,328)
Shares redeemed                   (41,774,172)    (502,187,077)
                                  ------------   --------------
Net decrease                      (53,209,702)   $(647,111,779)
                                  ============   ==============


Class C Shares for the Year                            Dollar
Ended October 31, 2003                Shares           Amount

Shares sold                         21,640,996    $ 270,667,857
Shares issued to shareholders
   in reinvestment of
   dividends                         1,251,418       14,503,688
                                  ------------    -------------
Total issued                        22,892,414      285,171,545
Shares redeemed                    (8,229,751)     (97,017,809)
                                  ------------    -------------
Net increase                        14,662,663    $ 188,153,736
                                  ============    =============

Class C Shares for the Year                            Dollar
Ended October 31, 2002                Shares           Amount

Shares sold                         26,546,230    $ 320,605,130
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                 1,021,333       12,076,443
                                  ------------    -------------
Total issued                        27,567,563      332,681,573
Shares redeemed                    (7,681,329)     (88,823,805)
                                  ------------    -------------

Net increase                        19,886,234    $ 243,857,768
                                  ============    =============


Class I Shares for the Year                            Dollar
Ended October 31, 2003++              Shares           Amount

Shares sold                         19,863,714    $ 252,528,691
Shares issued to shareholders
   in reinvestment of
   dividends                         2,991,641       36,070,195
                                  ------------    -------------
Total issued                        22,855,355      288,598,886
Shares redeemed                   (31,419,030)    (381,356,528)
                                  ------------    -------------
Net decrease                       (8,563,675)    $(92,757,642)
                                  ============    =============

++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.


Class I Shares for the Year                            Dollar
Ended October 31, 2002++              Shares           Amount

Shares sold                         20,336,997    $ 254,426,971
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                 3,774,328       46,682,736
                                  ------------    -------------
Total issued                        24,111,325      301,109,707
Shares redeemed                   (22,318,306)    (274,471,645)
                                  ------------    -------------
Net increase                         1,793,019    $  26,638,062
                                  ============    =============

++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

Class R Shares for the Period
January 3, 2003++ to                                   Dollar
October 31, 2003                      Shares           Amount

Shares sold                             27,169    $     369,664
Shares issued to shareholders
   in reinvestment of
   dividends                               191            2,459
                                  ------------    -------------
Total issued                            27,360          372,123
Shares redeemed                        (3,057)         (41,845)
                                  ------------    -------------
Net increase                            24,303    $     330,278
                                  ============    =============

++Commencement of operations.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Notes to Financial Statements (concluded)

5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended October 31, 2003.

6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended October 31, 2003 and October 31, 2002 was as follows:


                                   10/31/2003       10/31/2002
Distributions paid from:
  Ordinary income                 $181,602,319     $222,159,156
                                  ------------     ------------
Total taxable distributions       $181,602,319     $222,159,156
                                  ============     ============


As of October 31, 2003, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                 $  141,688,847
Undistributed long-term capital gains--net                     --
                                                   --------------
Total undistributed earnings--net                     141,688,847
Capital loss carryforward                          (176,045,008)*
Unrealized gains--net                               662,593,236**
                                                   --------------
Total accumulated earnings--net                    $  628,237,075
                                                   ==============


*On October 31, 2003, the Fund had a net capital loss carryforward of $176,045,008, of which $38,618,662 expires in 2010 and
$137,426,346 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, book/tax differences in the accrual of income on securities in default and other book/tax temporary differences.

7. Commitments:
At October 31, 2003, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with an approximate value of $1,216,000.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Independent Auditors' Report

To the Shareholders and Board of Directors of Merrill Lynch Global Allocation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 22, 2003


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Global Allocation Fund, Inc. during the fiscal year ended October 31, 2003:

                                                                     Record Date:     December 11, 2002    July 16, 2003
                                                                    Payable Date:     December 17, 2002    July 22, 2003

Qualified Dividend Income for Individuals                                                          None           22.41%
Dividends Qualifying for the Dividends Received Deductions for Corporations                       11.22%          13.22%
Federal Obligation Interest                                                                        4.50%            None

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.


Merrill Lynch Global Allocation Fund, Inc.
October 31, 2003

Officers and Directors (unaudited)
                                                                                                  Number of       Other
                                                                                                  Portfolios in   Public
                           Position(s)   Length                                                   Fund Complex    Directorships
                           Held          Of Time                                                  Overseen by     Held by
Name      Address & Age    with Fund     Served   Principal Occupation(s) During Past 5 Years     Director        Director

Interested Director
Terry K.  P.O. Box 9011    President     1999 to  President and Chairman of the Merrill Lynch      124 Funds       None
Glenn*    Princeton, NJ    and           present  Investment Managers, L.P. ("MLIM")/Fund          163 Portfolios
          08543-9011       Director      and      Asset Management, L.P. ("FAM")--Advised
          Age: 63                        1989 to  Funds since 1999; Chairman (Americas Region)
                                         present  of MLIM from 2000 to 2002; Executive Vice
                                                  President of MLIM and FAM (which terms as
                                                  used herein include their corporate predecessors)
                                                  from 1983 to 2002; President of FAM Distributors,
                                                  Inc. ("FAMD") from 1986 to 2002 and Director
                                                  thereof from 1991 to 2002; Executive Vice
                                                  President and Director of Princeton Services,
                                                  Inc. ("Princeton Services") from 1993 to 2002;
                                                  President of Princeton Administrators, L.P. from
                                                  1989 to 2002; Director of Financial Data
                                                  Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Officers and Directors (unaudited)(continued)
                                                                                                  Number of       Other
                                                                                                  Portfolios in   Public
                           Position(s)   Length                                                   Fund Complex    Directorships
                           Held          Of Time                                                  Overseen by     Held by
Name      Address & Age    with Fund     Served   Principal Occupation(s) During Past 5 Years     Director        Director

Independent Directors*
Ronald W. P.O. Box 9095    Director      2000 to  Professor Emeritus of Finance, School of        50 Funds        None
Forbes    Princeton, NJ                  present  Business, State University of New York at       49 Portfolios
          08543-9095                              Albany since 2000 and Professor thereof from
          Age: 63                                 1989 to 2000; International Consultant at the
                                                  Urban Institute from 1995 to 1999.

Cynthia   P.O. Box 9095    Director      2000 to  Professor, Harvard Business School since 1989.  50 Funds        Unum Provident
A.        Princeton, NJ                  present                                                  49 Portfolios   Corporation;
Mont-     08543-9095                                                                                              Newell
gomery    Age: 51                                                                                                 Rubbermaid,
                                                                                                                  Inc.

Charles   P.O. Box 9095    Director      1990 to  Self-employed financial consultant since 1990.  50 Funds        None
C.        Princeton, NJ                  present                                                  49 Portfolios
Reilly    08543-9095
          Age: 72

Kevin A.  P.O. Box 9095    Director      2000 to  Founder and Director Emeritus of The Boston     50 Funds        None
Ryan      Princeton, NJ                  present  University Center for the Advancement of        49 Portfolios
          08543-9095                              Ethics and Character; Professor of Education
          Age: 71                                 at Boston University from 1982 to 1999 and
                                                  Professor Emeritus thereof since 1999.

Roscoe S. P.O. Box 9095    Director      2000 to  President, Middle East Institute from 1995 to   50 Funds        None
Suddarth  Princeton, NJ                  present  2001; Foreign Service Officer, United States    49 Portfolios
          08543-9095                              Foreign Service, from 1961 to 1995; Career
          Age: 68                                 Minister from 1989 to 1995; Deputy Inspector
                                                  General, U.S. Department of State, from 1991
                                                  to 1994; U.S. Ambassador to the Hashemite
                                                  Kingdom of Jordan from 1987 to 1990.

Richard   P.O. Box 9095    Director      1989 to  Dean Emeritus of New York University,           50 Funds        Bowne & Co.,
R. West   Princeton, NJ                  present  Leonard N. Stern School of Business             49 Portfolios   Inc.; Vornado
          08543-9095                              Administration since 1994.                                      Realty Trust;
          Age: 65                                                                                                 Vornado
                                                                                                                  Operating
                                                                                                                  Company;
                                                                                                                  Alexander's,
                                                                                                                  Inc.

Edward D. P.O. Box 9095    Director      1994 to  Self-employed financial consultant since 1994;   50 Funds       None
Zinbarg   Princeton, NJ                  present  Executive Vice President of The Prudential       49 Portfolios
          08543-9095                              Insurance Company of America from 1988
          Age: 69                                 to 1994; Former Director of Prudential
                                                  Reinsurance Company and former Trustee
                                                  of The Prudential Foundation.

* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003

Officers and Directors (unaudited)(concluded)
                           Position(s)   Length
                           Held          Of Time
Name      Address & Age    with Fund     Served*      Principal Occupation(s) During Past 5 Years

Fund Officers
Donald    P.O. Box 9011    Vice          1993 to      First Vice President of MLIM and FAM since 1997 and Treasurer
C. Burke  Princeton, NJ    President     present      thereof since 1999; Senior Vice President and Treasurer of
          08543-9011       and           and          Princeton Services since 1999; Vice President of FAMD since
          Age: 43          Treasurer     1999 to      1999; Director of MLIM Taxation since 1990.
                                         present

Robert    P.O. Box 9011    Senior        1999 to      President of MLIM and member of the Executive Management
C. Doll,  Princeton, NJ    Vice          present      Committee of ML & Co., Inc. since 2001; Global Chief Investment
Jr.       08543-9011       President                  Officer and Senior Portfolio Manager of MLIM since 1999; Chief
          Age: 49                                     Investment Officer of Equities at Oppenheimer Funds, Inc. from
                                                      1990 to 1999 and Chief Investment Officer thereof from 1998 to
                                                      1999; Executive Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.

Dennis    P.O. Box 9011    Vice          2001 to      Managing Director of MLIM since 2000; Director (Equities) of MLIM
Stattman  Princeton, NJ    President     present      from 1997 to 2000.
          08543-9011
          Age: 52

Phillip   P.O. Box 9011    Secretary     2003 to      First Vice President of MLIM since 2001; Director of MLIM from
S.        Princeton, NJ                  present      2000 to 2001; Vice President (Legal Advisory) of MLIM from 1999
Gillespie 08543-9011                                  to 2000 and Attorney associated with MLIM since 1998; Assistant
          Age: 39                                     General Counsel of Chancellor LGT Asset Management, Inc. from
                                                      1997 to 1998.

*Officers of the Fund serve at the pleasure of the Board of Directors.

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003


Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
OCTOBER 31, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard
R. West, and (3) Edward D. Zinbarg.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Allocation Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Allocation Fund, Inc.


Date: December 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Allocation Fund, Inc.


Date: December 22, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Allocation Fund, Inc.


Date: December 22, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.